================================================================================






                                 OFFICE LEASE







                          PARK CENTRAL MALL, L.L.C.,
                     an Arizona limited liability company

                                  "Landlord"


                                      and


                           PAC-WEST TELECOMM, INC.,
                           a California corporation

                                   "Tenant"







                                  Dated as of

                                ______________






================================================================================

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----

BASIC LEASE PROVISIONS.........................................      1
ARTICLE 1. TERM AND POSSESSION.................................      2
           1.1 Term............................................      2
           1.2 Surrender.......................................      3
           1.3 Holdover........................................      3
           1.4 Option to Extend................................      3
ARTICLE 2. RENT................................................      3
           2.1 Base Rent.......................................      3
           2.2 Adjustments.....................................      3
           2.3 Late Charges and Interest.......................      3
           2.4 Nature of Payments..............................      3
ARTICLE 3. SECURITY DEPOSIT AND GUARANTY.......................      4
ARTICLE 4. USE.................................................      4
           4.1 Permitted Use...................................      4
           4.2 Restrictions....................................      4
           4.3 Compliance with Law.............................      4
           4.4 Environmental Matters...........................      5
ARTICLE 5. TAXES...............................................      6
           5.1 Tenant's Taxes..................................      6
           5.2 Rental Taxes....................................      6
ARTICLE 6. PARKING AND COMMON USE AREAS........................      7
           6.1 Common Facilities...............................      7
           6.2 Parking.........................................      7
ARTICLE 7. OPERATING COSTS, REAL PROPERTY TAXES AND UTILITIES..      8
           7.1 Payment.........................................      8
           7.2 Allocation......................................      8
           7.3 Gross-up........................................      9
ARTICLE 8. CONSTRUCTION........................................      9
           8.1 Delivery........................................      9
           8.2 Condition.......................................      9
           8.3 Tenant's Work...................................     10
           8.4 Alterations and Approval........................     10
           8.5 Approval Conditions.............................     10
           8.6 Performance of Tenant's Work....................     11
           8.7 Liens...........................................     11
           8.8 Additional Installations........................     11
           8.9 Provisions Concerning Installations on and
               Access to Roof..................................     12
ARTICLE 9. REPAIR/MAINTENANCE/UTILITIES........................     13

                               TABLE OF CONTENTS
                                  (continued)

                                                                  Page
                                                                  ----

           9.1 Landlord's Responsibilities.....................     13
           9.2 Tenant's Obligations............................     13
           9.3 Janitorial Services.............................     13
           9.4 Utilities.......................................     13
ARTICLE 10. TENANT'S WORK, ALTERATIONS AND PERSONAL PROPERTY...     14
ARTICLE 11. CERTAIN RIGHTS RESERVED BY LANDLORD................     14
ARTICLE 12. DAMAGE TO PROPERTY; INJURY TO PERSONS; INSURANCE...     15
           12.1 Tenant's Responsibility........................     15
           12.2 Tenant's Insurance.............................     16
ARTICLE 13. FIRE AND CASUALTY..................................     16
ARTICLE 14. CONDEMNATION.......................................     17
ARTICLE 15. ASSIGNMENT AND SUBLETTING; SALE BY LANDLORD........     17
           15.1 Transfer by Tenant.............................     17
           15.2 Splitting Profits..............................     18
           15.3 Sale of Property...............................     18
ARTICLE 16. ESTOPPEL CERTIFICATE...............................     18
           16.1 Certification..................................     18
           16.2 Failure to Provide.............................     18
ARTICLE 17. LANDLORD'S REMEDIES................................     19
           17.1 Events of Default..............................     19
           17.2 Remedies.......................................     19
           17.3 Subleases......................................     20
ARTICLE 18. NOTICES............................................     20
ARTICLE 19. SUBORDINATION/QUIET ENJOYMENT......................     20
           19.1 Subordination..................................     20
           19.2 Quiet Enjoyment................................     21
           19.3 Waiver of Landlord's Lien......................     21
ARTICLE 20. BROKERS............................................     21
ARTICLE 21. RELOCATION.........................................     22
ARTICLE 22. SIGNAGE............................................     22
ARTICLE 23. GENERAL PROVISIONS.................................     22
           23.1 Force Majeure..................................     22
           23.2 Rules..........................................     22
           23.3 Captions.......................................     22
           23.4 Integration....................................     22
           23.5 No Offer.......................................     22
           23.6 No Waiver......................................     22
           23.7 Deadlines......................................     23
           23.8 No Accord or Satisfaction......................     23
           23.9 Non-Recourse Liability.........................     23

                               TABLE OF CONTENTS
                                  (continued)

                                                                  Page
                                                                  ----

           23.10 Governing Law; Choice of Forum................     23
           23.11 Exhibit.......................................     23
           23.12 Successors and Assigns........................     23
ARTICLE 24. CO-LOCATION AND RIGHT TO SERVE OTHER TENANTS.......     24
           24.1 Co-location....................................     24
           24.2 Right to Serve Other Tenants...................     24
EXHIBIT A - FLOOR PLAN OF THE PREMISES.........................     25
EXHIBIT B - SITE PLAN OF THE PROJECT...........................     26
EXHIBIT C - LANDLORD'S IMPROVEMENTS............................     27
EXHIBIT D - RULES AND REGULATIONS..............................     29
EXHIBIT E - GUARANTY...........................................     32
EXHIBIT F - LICENSE AGREEMENT..................................     33
EXHIBIT G......................................................     41
EXHIBIT H - PARKING............................................     42
EXHIBIT I - HVAC, GENERATOR, AND ANTENNA LOCATIONS.............     43
EXHIBIT J - FORM OF LANDLORD'S WAIVER..........................     44
RIDER 1........................................................     45

                                 OFFICE LEASE

                  (Multitenant Project - Large Office Space)


     THIS LEASE is made this _____ day of January, 2000, by and between PARK CENTRAL MALL, L.L.C., an Arizona limited liability company ("Landlord"), and PAC-WEST TELECOMM, INC., a California corporation ("Tenant").

     Landlord hereby leases to Tenant and Tenant leases from Landlord for the term and upon the conditions and agreements set forth in this Lease approximately 12,321 rentable square feet (the "Premises"), as illustrated by cross-hatching on the plan attached as Exhibit A, known as Suite 50 in Park Central (the "Project"). The address of the Premises is 3110 North Central Avenue, Phoenix, Arizona 85012.


                            BASIC LEASE PROVISIONS
                            ----------------------

A. The Premises: Suite 50 in Building 2, consisting of approximately 12,321 square feet of rentable area as illustrated on the attached Exhibit A.

B.   The Building:  The building or group of buildings located at Park Central.

C. Project: The buildings and common facilities used in connection with the Building and Premises as reasonably determined from time to time by Landlord. A site plan for the Project in its current configuration is attached as Exhibit B.

D.   Names of Guarantors:  NONE

E.   Security Deposit:     NONE

F. The Initial Term: Ten years, beginning on the Commencement Date and ending on the Expiration Date.

G. Commencement and Expiration Dates: Approximately May 1, 2000 and April 30, 2010.

H.   Base Rent:

     ---------------------------------------------------------------------------
               Period                   Annual Base Rent     Monthly Payment
     ---------------------------------------------------------------------------
          Commencement Date               $ 110,889.00          $ 9,240.75
           through Year 5
     ---------------------------------------------------------------------------
       Year 6 through Year 10             $ 147,852.00          $12,321.00
     ---------------------------------------------------------------------------

I.   Renewal Terms:  Two renewal options of five years each, subject to Section
     2.5 and Rider 1.

J. Description of Tenant's Business: Telecommunications equipment and services.

K.   Tenant Improvement Allowance:  [INTENTIONALLY OMITTED]

L.   Tenant's Notice Address:

          Pac-West Telecomm, Inc.
          4210 Coronado Avenue
          Stockton, CA 95204
          Attn: Dennis V. Myer, V.P.

M.   Landlord's Notice Address:

          Park Central
          3121 N. 3rd Avenue, Suite 200
          Phoenix, Arizona 85013

N. Tenant's Designated Broker: Partners National Real Estate Group, Inc. (Kane Dossett)

O. Landlord's Designated Broker: Cushman & Wakefield of Arizona, Inc. (Keith Lambeth)

P.   Exhibits:

          Exhibit A, Floor Plan of the Premises
          Exhibit B, Site Plan of the Project
          Exhibit C, Landlord's Improvements
          Exhibit D, Rules and Regulations
          Exhibit E, [INTENTIONALLY OMITTED]
          Exhibit F, License Agreement
          Exhibit G, List of Equipment
          Exhibit H, Parking
          Exhibit I, HVAC and Generator Locations
          Exhibit J, Form of Landlord Waiver.

ARTICLE 1.  TERM AND POSSESSION

     1.1  Term. The Term of this Lease, and Tenant's obligation to pay rent,
          ----
shall commence on the earliest of: (i) 120 days after the date on which (A) Landlord has approved Tenant's plans and specifications for the Tenant Improvements to be installed in the Premises, and (B) possession is tendered by written notice to Tenant (the "Delivery Date") or (ii) May 1, 2000, whichever shall first occur (the "Commencement Date") and shall expire on the tenth anniversary of the Commencement Date. The Delivery Date will occur following approval by

Landlord of Tenant's plans and specifications for Tenant's Improvements in the Premises. Upon request of either party after the Term has commenced, Landlord and Tenant shall jointly execute a memorandum confirming the Commencement Date.

     1.2  Surrender.  Upon the termination or expiration of this Lease or upon
          ---------
the termination of Tenant's right of possession, whether by lapse of time or otherwise, Tenant shall at once surrender possession of the Premises to Landlord and remove all of Tenant's property as provided in Article 10.

     1.3  Holdover. Tenant shall have no right to hold over after the expiration
          --------
of the Term of this Lease without Landlord's consent. If, with Landlord's consent, Tenant holds over after the expiration of this Lease, Tenant shall become a tenant from month to month only, upon all of the terms of this Lease except that the amount of the Base Rent shall be increased to an amount equal to 200% of the Base Rent in effect immediately prior to the expiration.

     1.4  Option to Extend. [SEE RIDER 1]
          ----------------

ARTICLE 2. RENT

     2.1  Base Rent. Tenant shall pay to Landlord during the Term of this Lease
          ---------
at the office of Landlord or at such other place as Landlord may designate, without notice, demand, deduction or set-off, base annual rent in the amount of
(i) for the first 5 years of the term, $110,889.00 per annum, subject to adjustment as provided in Article 2.2, in equal monthly installments of $9,240.75 and (ii) for the 6th through 10th years of the term, $147,852.00 per annum in equal monthly installments of $12,321.00 in advance on the first day of each calendar month. In the event the Commencement Date does not occur on the first day of a calendar month, Tenant shall pay rent on the Commencement Date for the actual days of the fractional month on a pro rata basis.

     2.2  Adjustments. The Base Rent shall be adjusted based on the actual
          -----------
rentable square feet of space in the Premises as determined by the approved plans and specifications, and as approved by Landlord's and Tenant's architects on or before the Commencement Date. All references to "rentable" or "useable" square feet shall be deemed measured in accordance with the American National Standard Z65.1-1996, as published by BOMA International.

     2.3  Late Charges and Interest. Any amount due from Tenant to Landlord
          -------------------------
which is not paid within ten business days from the date when due shall bear interest at three percent in excess of the prime rate as established from time to time by Wells Fargo Bank from the due date until paid, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. In addition, any rent or other payment not paid within ten business days of its due date shall be subject to three percent late charge representing the additional costs and burdens of special handling.

     2.4  Nature of Payments. All sums required to be paid by Tenant under this
          ------------------
Lease, whether or not so designated, are rent.

ARTICLE 3. SECURITY DEPOSIT AND GUARANTY [INTENTIONALLY OMITTED]

ARTICLE 4. USE

     4.1  Permitted Use. Tenant shall continuously use and occupy the Premises
          -------------
for the use set forth in Basic Lease Provisions Paragraph J and shall use them for no other purpose whatsoever without Landlord's prior written consent, and in no event for customer service or sales of wireless cellular equipment or as call center for servicing of an HMO, a group of hospitals or an entity performing similar services and operations.

     4.2  Restrictions. Tenant shall:
          ------------

          (a) Not use or permit upon the Premises anything that would invalidate any policies of insurance now or hereafter carried on the Premises or that will increase the rate of insurance on the Premises or the Project;

          (b) Pay all additional insurance premiums which may be caused by the use which Tenant shall make of the Premises;

          (c)  Not in any manner deface or injure the Premises;

          (d) Not do anything or permit anything to be done upon the Premises in any way tending to create a nuisance, or tending to disturb any other lessee in the Project or tending to injure the reputation of the Project, including, without limitation, any of the following: the playing of music audible outside the Premises, the placement of signs in or displayed through any window or door; the creation of a nuisance; the releasing of offensive odors to the exterior of the Premises, lodging, or manufacturing;

          (e)  Not commit or suffer to be committed any waste upon the Premises;

          (f) Not violate any recorded restriction or covenant affecting the Project, nor use the Premises for any purpose which would be in violation of any exclusive rights or use granted to other tenants or occupants in the Project;

          (g) Not install business machines or other machinery which cause noise or vibration that may be transmitted to the structure of the Building.

     4.3  Compliance with Law.
          -------------------

          (a) Tenant, at Tenant's expense (except as set forth in 4.3(b) as Landlord's responsibility), shall comply with all present and future federal, state and local laws, ordinances, orders, rules and regulations, including, without limitation the Americans with Disabilities Act (collectively, "Laws"), and shall procure all permits, certificates, licenses and other authorizations required by applicable Law relating to Tenant's business or Tenant's use or occupancy of the Premises or Tenant's activities on the Premises. Tenant shall make all reports and filings required by applicable Laws. Tenant shall defend, indemnify and hold harmless Landlord and Landlord's present and future officers, directors, employees, partners and agents from and against all claims, demands, liabilities, fines, penalties, losses, costs and expenses, including but not limited to costs of compliance, remedial costs, and reasonable attorneys' fees, arising out of or relating to any failure of Tenant to comply with applicable Laws.

          (b) Landlord represents that as of the Delivery Date, the Premises, the common facilities (as defined in Section 6 below) and the parking areas of the Project will be in compliance with applicable Laws. Landlord shall thereafter be responsible, at Landlord's expense, for compliance of the common facilities and the parking areas of the Project with applicable Laws concerning physical condition of, access to, or occupancy of such areas. So long as Tenant's Improvements in the Premises are designed and constructed by Tenant in accordance with all applicable laws, Landlord shall be responsible for compliance of the Premises with applicable law concerning access, physical condition (including but not limited to asbestos removal and other environmental matters), or occupancy not related to (i) Tenant's specific use of the Premises or (ii) Tenant's Improvements or any alterations made by Tenant.

     4.4  Environmental Matters.
          ---------------------

          (a) Hazardous Materials. Tenant shall not cause, or permit or allow any of Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees or subtenants (collectively, "Tenant's Parties") to cause or permit any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, under or about the Premises, the Building, the common facilities, or the Project, except for routine office and janitorial supplies in usual and customary quantities stored, used, and disposed of in accordance with all applicable Environmental Laws. As used herein, "Hazardous Materials" means any chemical, substance, material, controlled substance, object, condition, waste, living organism or combination thereof which is or may be hazardous to human health or safety or to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls (PCBs) and all of those chemicals, substances, materials, controlled substances, objects, conditions, wastes, living organisms or combinations thereof which are now or become in the future listed, defined or regulated in any manner by an Environmental Law based upon, directly, or indirectly , such properties or effects. As used herein, "Environmental Laws" means any and all federal, state or local environmental, health or safety-related laws, regulations, standards, decisions of courts, ordinances, rules, codes, orders, decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant, the Premises, the Building, the common facilities or the Project. Tenant and Tenant's Parties shall comply with all Environmental Laws and promptly notify Landlord of the violation of any Environmental Law or presence of any Hazardous Materials, other than office and janitorial supplies as permitted above, on the Premises.

          (b) Environmental Audit. At any time and from time to time Landlord may retain an environmental consultant or engineer to conduct an audit or environmental assessment of the Premises and Tenant's compliance with applicable laws, rules and regulations. Tenant shall extend its full cooperation with the audit or investigation. If Tenant is found not to be substantially in compliance with applicable law, the entire cost of the audit or assessment shall be paid by Tenant to Landlord upon demand; otherwise the cost shall be borne by Landlord.

          (c) Indemnification. Tenant shall indemnify, protect, defend (by counsel acceptable to Landlord) and hold harmless Landlord and its partners, directors, officers, employees, shareholders, lenders, agents, contractors and each of their respective successors and assigns (individually and collectively, "Indemnitees") from and against any and all claims judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and expense arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (i) Tenant's or Tenant's Parties' breach of any prohibition or provision of this Article, or (ii) the presence of Hazardous Materials on, under or about the Premises or other property as a result (directly or indirectly) of Tenant's or Tenant's Parties' activities, or failure to act, in connection with the Premises. This indemnity shall include the cost of any required or necessary repair, cleanup or detoxification, and the preparation and implementation of any closure, monitoring or other required plans, whether such action is required or necessary prior to or following the termination of this Lease. Neither the written consent by Landlord to the presence of Hazardous Materials on, under or about the Premises, nor the strict compliance by Tenant with all Environmental Laws, shall excuse Tenant from Tenant's obligation of indemnification pursuant hereto. Landlord shall indemnify, defend, and hold harmless Tenant, its officers, directors, shareholders, employees, agents and contractors and each of their respective successor and assigns from and against any and all claims, liabilities, losses, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities and expenses arising at any time during or after the Term as a result of Landlord's use at any time of Hazardous Materials in the Common Areas or activities of prior owners or tenants, unless and to the extent caused by any breach of Tenant's obligations hereunder. Landlord's and Tenant's obligations pursuant to the foregoing indemnity shall survive the termination of this Lease.

ARTICLE 5. TAXES

     5.1  Tenant's Taxes. Tenant shall pay, prior to delinquency, all taxes
          --------------
assessed against or levied upon Tenant's trade fixtures, furnishings, equipment and other personal property located in or upon the Premises. Tenant shall cause the trade fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of which the Premises form a part. In the event any or all of Tenant's trade fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord Tenant's share of the taxes within ten days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of the taxes applicable thereto.

     5.2  Rental Taxes. Tenant shall, simultaneously with the payment of any
          ------------
sums required to be paid under this Lease as rent, additional rent or otherwise, reimburse Landlord for any sales, use, rental, transaction privilege or other excise tax imposed or levied on, or measured by, the amount paid. In the event any tax, surcharge or regulatory fee is imposed by any governmental authority upon or with respect to parking, parking fees paid or received, parking spaces or vehicles parking in the parking spaces in the common facilities, Tenant shall pay the same as additional rent hereunder with the monthly installments of Base Rent or as otherwise required from time to time by Landlord. The reimbursement required hereunder is not intended in any event to allow or require reimbursement of Landlord's income taxes or franchise taxes.

ARTICLE 6. PARKING AND COMMON USE AREAS

     6.1  Common Facilities. All parking areas, access roads, driveways,
          -----------------
pedestrian sidewalks and ramps, landscaped areas, drainage facilities, exterior lighting, signs, courtyards, corridors, elevators (if any), entryways, public restrooms, and other areas and improvements (all of which are referred to as "common facilities") provided by Landlord for the general use in common of tenants, their officers, agents, employees, customers and other invitees shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to modify, enlarge or eliminate the same and to establish, modify and enforce reasonable rules and regulations with respect thereto. Tenant's right to use the Premises includes the non-exclusive right to use the common facilities.

     6.2  Parking. Landlord shall provide, operate and maintain parking
          -------
accommodations in the Project, together with necessary access thereto. Tenant shall be entitled to use 5 parking spaces, unreserved, in common with all other tenants of the Project, within the parking field delineated on Exhibit H. In addition, subject to availability, Tenant may have the right to use an additional 25 unreserved parking spaces in common with other tenants, in an area designated by Landlord, at a charge per space to be reasonably determined by Landlord as the market rate for such spaces. No storage of vehicles or parking for more than twenty-four (24) hours shall be allowed without Landlord's prior written consent, except that Tenant may park up to 5 service trucks or vans, each not in excess of 20 feet long, overnight in the areas designated on Exhibit
H. Tenant acknowledges and agrees that Landlord shall not be liable for damage, loss or theft of property or injury to persons in, upon or about the parking area from any cause whatsoever. Landlord shall have the right to establish, and from time to time change (including relocating reserved covered parking spaces), alter and amend, and to enforce against all users of the parking area such reasonable requirements and restrictions as Landlord deems necessary and advisable for the proper operation and maintenance of the parking area.
Landlord shall have the right from time to time to designate an area or areas within the common facilities for purposes of parking vehicles of Tenant's employees (collectively, "Authorized Parkers"), and its agents, representatives and invitees. Tenant shall within fifteen days after the Commencement Date deliver to Landlord the license plate numbers of its Authorized Parkers and thereafter, within ten days after there are changes in the list of Authorized Parkers. Tenant hereby authorizes Landlord to tow from the Project, at Tenant's expense, any vehicle parking in an unauthorized parking space belonging to an Authorized Parker and/or to attach violation stickers or notices thereto. Each vehicle shall, at

Landlord's option to be exercised from time to time, bear a permanently affixed and visible identification sticker or vehicle tag to be provided by Landlord.

ARTICLE 7. OPERATING COSTS, REAL PROPERTY TAXES AND UTILITIES

     7.1  Payment. Tenant shall pay Tenant's pro rata share of all of: (i) the
          -------
Building's operating cost and (ii) the Project's operating cost, but only to the extent the annual aggregate of those two amounts exceeds the actual Project's operating cost and Building operating cost for the calendar year 2000 (the "Expense Stop"). The Building's operating cost consists of those costs and expenses directly associated with managing, operating, maintaining and repairing the office building (or associated group of buildings designated by Landlord) containing the Premises, including all electrical, heating, ventilating, air conditioning, plumbing and other building systems (but not the cost for the supply and use of such utilities by tenants), and the roof, any skylights and interior and exterior walls; service and maintenance contracts; fire sprinkler monitoring charges; energy management costs; and a management fee of 10% of the other Building operating costs. The Project's operating cost consists of the total cost and expense incurred in managing, operating, maintaining and repairing the Project and its common facilities excluding costs categorized as Building operating cost, but including, without limitation, real property taxes and general and special assessments; wages, salaries and employee benefits of persons performing services in connection with the Project; utilities; parking lot sweeping, sealing, patching and restriping; public liability and property damage insurance, fire and extended coverage insurance, and rent interruption insurance; supplies, materials, tools, parts, and equipment; equipment rental charges; bookkeeping, accounting, legal and other professional charges and expenses; fees for permits and licenses; administrative expenses; taxes other than real property taxes; service and maintenance contracts; signage; landscaping; and a management fee of 10% of the other Project operating costs. The cost of capital improvements incurred by Landlord to comply with the Americans with Disabilities Act or other law shall be amortized over its useful life and the amortization amount included in operating costs. Neither the Building's operating cost nor the Project's operating cost shall include the replacement of or structural repairs to the roof or the exterior walls, repairs to the extent covered by warranty or insurance proceeds, alterations within leased premises of other tenants for their sole or principal benefit, legal or professional fees incurred by Landlord incurred in negotiating or enforcing leases of other tenants or incurred for purposes not benefiting all tenants of the Project. On the first day of each month Tenant shall pay a monthly advance charge on account of Tenant's pro rata share of the Building's operating cost and of the Project's operating cost in excess of the Expense Stop. The amount of the monthly charge shall be established by Landlord and may be adjusted from time to time by Landlord to reflect the actual cost. Within 120 days after the end of each fiscal year as established for the Project by Landlord, Landlord shall provide to Tenant a reasonably detailed summary of the actual operating costs showing Tenant's actual share and the amount by which Tenant has overpaid or underpaid. Any overpayment shall be credited to Tenant's operating costs account no later than the beginning of the next monthly period. Any deficiency shall be payable within ten days after receipt of the statement. In the alternative, Landlord may, at its option during all or part of the Term of the Lease, bill Tenant for its pro rata share of operating cost in excess of the Expense Stop, in arrears, based on actual costs as they are incurred, in which case Tenant shall pay the invoice within ten days after receipt.

     7.2  Allocation. Landlord may allocate the Project's operating cost on the
          ----------
basis of floor area throughout the entire Project, in which case Tenant's pro rata share shall be the proportion that the rentable area of the Premises bears to the total rentable area of all rentable space in the Project, or Landlord may first allocate portions of the Project's operating cost, in a manner selected by Landlord in good faith in its reasonable discretion, among different buildings or groups of buildings in the Project, in which case Tenant's pro rata share of the Project's operating costs shall be the proportion that the rentable area of the Premises bears to the total rentable area of the building or group of buildings in which the Premises is located and to which the portion of the operating costs of the Project has been allocated. In the latter case, Tenant shall be liable only for its share of the Project's operating costs allocated to the building or group of buildings that includes the Premises. Tenant's pro rata share of the Building's operating costs shall be that proportion that the rentable area of the Premises bears to the total rentable area of all rentable area in the office building or associated group of buildings in which the Premises are located. The operating cost for the fiscal year in which this Lease commences or terminates shall be apportioned so that Tenant shall not be responsible for costs that relate to periods prior to or subsequent to the Term of this Lease except any period of holding over. Landlord and Tenant agree that as of the date of this Lease Tenant's pro rata share is 5.26% (calculated on the basis of 12,321 rentable square feet in the Premises and 233,821 rentable square feet in the Project at the date of execution of this Lease).

     7.3  Gross-up. The Building's operating cost shall be adjusted to reflect
          --------
level of occupancy such that the cost of services provided to tenants, if any, which are not provided to vacant space or are provided to vacant space to a reduced degree, are distributed among those tenants enjoying the services. The adjustment shall be made based upon sound accounting principles to project costs at a 95% occupancy level whenever the actual occupancy rate is less than 95%.
In no event shall the adjustment result in reimbursement to Landlord of an amount in excess of actual costs incurred by Landlord.

ARTICLE 8. CONSTRUCTION

     8.1  Delivery. If delivery of possession of the Premises to Tenant is
          --------
delayed beyond the anticipated Commencement Date because of a delay in the completion of Landlord's Work or because of a failure of an existing tenant to surrender possession of the Premises to Landlord, then this Lease shall remain in full force and effect, Landlord shall not be liable to Tenant for any damage occasioned by the delay, and the Commencement Date shall be changed to the date actual delivery of possession to Tenant is effected. Notwithstanding the foregoing, if delivery of possession is delayed more than 60 days after the anticipated Commencement Date as set forth in Section 1.1, Tenant, by written notice to Landlord, may terminate this Lease prior to taking possession, and upon such termination any Security Deposit shall be refunded and both Landlord and Tenant shall be released of all further obligation hereunder.

     8.2  Condition. Landlord, at Landlord's sole cost and expense shall
          ---------
construct in a workmanlike manner and in accordance with all applicable Laws the work ("Landlord's

Improvements") described on Exhibit C. Landlord has no obligation to design or construct improvements or to make alterations in the Premises except as specifically set forth in Exhibit C. Any changes in Exhibit C shall be subject to approval by both Landlord and Tenant. Any defects in the alterations or additions constructed by Landlord in accordance with Exhibit C shall automatically be waived unless specified in a written punchlist delivered to Landlord within ten days after Tenant takes possession. Landlord shall promptly correct all defects set forth in the punchlist.

     8.3  Tenant's Work. Landlord shall permit Tenant and Tenant's
          -------------
representatives and contractors to enter the Premises prior to the Commencement Date in order that Tenant may do such work as may be required by Tenant make the Premises ready for Tenant's use and occupancy (excluding Landlord's Work) ("Tenant's Work"). Such permission is conditioned upon Tenant and its agents, contractors, employees and invitees not interfering with Landlord's work in the Premises, if any, and shall be subject to all the terms of this Lease except Tenant's obligation to pay Base Rent. Tenant acknowledges and agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to Tenant, its agents, contractors, employees or invitees or to Tenant's work and installations made in the Premises, all of the same being at Tenant's sole risk. Landlord and Tenant agree to reasonably cooperate in accomplishing Landlord's and Tenant's Work concurrently and will coordinate all Work so as to minimize interference with one another. All costs of construction of Tenant's Work are to be borne by Tenant, including, without limitation, the costs of moving curbs, driveways, landscaping, and sidewalks necessitated by the design of Tenant's equipment yard.

     8.4  Alterations and Approval. Promptly after delivery of the Premises,
          ------------------------
Tenant shall commence construction of Tenant's Work, at Tenant's sole cost and expense, by delivering to Landlord plans and specifications (the "Design Plans") for such work, for Landlord's approval and consent, which shall not be unreasonably withheld or delayed, except that Landlord reserves the right to withhold consent in Landlord's sole discretion for Tenant's Work affecting the structure, safety, efficiency or security of the Building in which the Premises is located, the systems ("Systems") and equipment ("Equipment") which affect the Premises and other space in the Building or Project, or the appearance of the Premises from any common or public areas. At the time Tenant submits the Design Plans to Landlord, Tenant shall provide Landlord with notice of whether Tenant's Work will involve or affect any Hazardous Materials, whether such materials are customary and usual based on standard industry practices, and all other reasonable details relating thereto.

     8.5  Approval Conditions. Landlord reserves the right to impose
          -------------------
requirements as a condition of such consent or otherwise in connection with Tenant's Work, including requirements that Tenant: (i) submit for Landlord's information the names, addresses and background information concerning all of the major architects, engineers, contractors, subcontractors and suppliers Tenant proposes to use, (ii) obtain and post permits, (iii) submit conditional and final lien waivers in compliance with Arizona law for all architects, engineers, contractors, subcontractors, and suppliers performing the Work or Tenant Work, (iv) permit Landlord or its representatives, upon reasonable notice, to inspect Tenant's Work or the Work at reasonable times, and (v) comply with such other reasonable requirements as Landlord may impose concerning the manner and times in which Tenant's Work shall be done. Landlord reserves the right to designate and supervise as Landlord sees fit, the architects, engineers, contractors, subcontractors, and suppliers who will design and perform Tenant's Work and supply materials affecting the operation of Building systems and equipment, floor slabs or other load-bearing structural elements. If requested in writing by Landlord, Tenant shall provide Landlord with a copy of the complete construction drawings for the build-out and installation of the Premises.

     8.6  Performance of Tenant's Work. Tenant shall use Tenant's best efforts
          ----------------------------
not to unreasonably disrupt other tenants of the Building during the build-out and installation of Tenant's Work. Tenant's Work shall be performed: (i) in a thoroughly first class, professional and workmanlike manner, (ii) only with materials that are new, high quality, and free of material defects, (iii) strictly in accordance with Design Plans approved by Landlord in advance in writing, (iv) so as not to adversely affect the Systems and Equipment or the structure of the Building or the Project, (v) diligently to completion and so as to avoid any unreasonable disturbance, disruption or inconvenience to other tenants and the operation of the Project, and (vi) in compliance with all laws, the Code and other provisions of this Lease, and such other reasonable requirements as Landlord may impose concerning the manner and times in which such Tenant's Work shall be done. Any floor, wall or ceiling coring work or penetrations or use of noisy or heavy equipment which may unreasonably interfere with the conduct of business by other tenants at the Project shall, at Landlord's option, be performed at times other than Landlord's normal business hours at Tenant's sole cost. If Tenant fails to perform Tenant's Work as required herein or the materials supplied fail to comply herewith or with the specifications approved by Landlord, and Tenant fails to cure such failure within five (5) business days after notice by Landlord (except notice shall not be required in emergencies), Landlord shall have the right to stop Tenant's Work until such failure is cured (which shall not be in limitation of Landlord's other remedies).

     8.7  Liens. Tenant shall pay all costs for Tenant's Work when due. Tenant
          -----
shall keep the Project and Premises free from any mechanic's, materialmen's, architect's, engineer's or similar liens or encumbrances, and any claims therefor, in connection with any of Tenant's Work. Tenant shall remove any claim, lien, or encumbrance of record relating to, caused by or resulting from Tenant's Work, by bond or otherwise within fifteen (15) days after notice by Landlord. If Tenant fails to do so, Landlord may pay the amount (or any portion thereof) or take such other action as Landlord deems necessary to remove such claim, lien, or encumbrance, without being responsible for investigating the validity thereof. The amount so paid and costs incurred by Landlord shall be deemed additional rent under this Lease payable within 30 days after demand, without limitation as to other remedies available to Landlord. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to, or any lender's interest in, the Project or Premises to any such claims, liens, or encumbrances, whether claimed pursuant to statute or other law or express or implied contract.

     8.8  Additional Installations. Tenant shall have the right, subject to the
          ------------------------
provisions of this Article 8 except section 8.3, and with prior written notice to Landlord and Landlord's written permission, which shall not be unreasonably withheld, to install, operate, maintain, repair, and test the following equipment. Installation, operation, maintenance, repair, and testing of the below equipment will be at Tenant's sole expense and in compliance with all applicable laws. The equipment (with the exception of the equipment described in subsection 8.8(d), which will be in locations to be determined in the future) may be installed only in the locations set forth in
Exhibit I attached hereto. Installation of the equipment shall not be commenced until Tenant has received Landlord's written approval of the location of each piece of equipment and the screening of each piece of equipment from view, as well as approval by any governmental planning or building authority with jurisdiction over the Project ("Governmental Approval"). Tenant will submit all documents and applications necessary to obtain the Governmental Approval within 2 weeks after the date this Lease is executed. If, despite diligent efforts, Tenant is unable to obtain the Governmental Approval within 60 days after the date of this Lease, Tenant may, upon 10 days' notice to Landlord, terminate this Lease, in which case neither party shall have any further obligation hereunder. If Tenant does not give notice to Landlord under this provision within 10 days after expiration of the 60 day period, Tenant will be deemed to have waived the foregoing right of termination.

               (a) Rooftop air conditioning and ventilation units and two refrigeration chilling towers and associated pipes, conduits, and ductwork outside the Premises in the Project.

               (b) Backup generator (1250 kw/480 volts), fuel tank, and associated electrical components outside the Premises in the Project. Until a permanent generator is installed, Tenant shall have the right to install and operate a temporary generator in an area adjacent to the Premises to protect Tenant's business from risks attendant to power failure in the Building.

               (c) One GPS antenna, one local 2 way antenna, and no more than 2 satellite disks or dishes, each not more than 39" in diameter, on the roof of the Building.

               (d) Tenant may install two service vaults, on the side of the Building, by trenching in areas as required for such installation, including parking lots, sidewalks, curbing, and other common areas, so long as Tenant refills the trenches and replaces or repairs concrete or paving after completing the installation. Tenant will have the right to connect its conduit into the Building and the Premises through penetrations in the exterior of the Building in locations selected by Tenant (subject to Landlord approval). Landlord will allow Tenant underground and any other necessary access in, to, and about the Building to the public rights of way for installation of Tenant's telecommunications conduit to the Premises. Tenant may install conduit to construct Tenant's fiber optic system and Tenant may install two diverse paths for up to two four inch conduits from the Premises to two separate penetrations in the foundation of the Building and then to the property line, but in any instance where trenching is required outside the Premises Tenant will wherever reasonably feasible use a common trench with other tenants and occupants of the Project so as to minimize trenching in the Project, and Tenant will in good faith cooperate with Landlord and such other tenants or occupants in planning for and using a common trench.

     8.9  Provisions Concerning Installations on and Access to Roof.  The weight
          ---------------------------------------------------------
and size of any installations on the roof of the Building are subject to Landlord's reasonable approval. All costs of installation and maintenance of installations on the roof shall be borne by Tenant. Any such installation shall:
(i) be done in a manner that does not affect coverage or protection afforded by any roof warranty or maintenance contract; (ii) not result in any penetration of the roof membrane; (iii) be consistent with structural support requirements, as reasonably reviewed and approved by Landlord; (iv) be performed under Landlord's supervision in accordance with approved plans; (v) be screened from view at ground level from any portion of the Project common areas or neighboring properties by screening approved by Landlord; and (vi) be maintained, serviced, powered, and repaired at Tenant's sole cost and expense. Landlord shall be entitled to establish reasonable restrictions on roof access as necessary to protect coverage or protection afforded by any roof warranty or maintenance contract. Notwithstanding anything to the contrary in this Lease, Landlord shall be released of all liability and responsibility for, and Tenant shall be solely responsible for, all costs and expenses, including but not limited to, those arising from roof leaks, resulting from the installation, maintenance, use or operation of the satellite dish or related equipment.

ARTICLE 9. REPAIR/MAINTENANCE/UTILITIES

     9.1  Landlord's Responsibilities.  Landlord shall maintain, at its sole
          ---------------------------
cost and expense, the plate glass, doors, and all heating, air conditioning, ventilation, electrical and plumbing systems serving the Premises, in good condition and repair. Landlord shall, at its sole cost and expense, repair and maintain the common facilities, the roof and structural elements of the Premises, and all utility lines below grade or in the common facilities. Landlord shall not be responsible to make any non-routine repairs or perform any non-routine maintenance unless written notice of the need for such repairs or maintenance is given by Tenant. In the event Tenant or Tenant Parties misuse or intentionally damage the Premises or improvements contained therein, Landlord shall be reimbursed by Tenant for the costs thereof, including a ten percent administrative fee for such work, within ten days after written request therefor, accompanied by evidence reasonably supporting such costs. Except in the case of a fire or casualty as provided in Article 13, there shall be no abatement of rent and no liability of Landlord by reason of any entry to the Premises, interruption of services or facilities, temporary closure of common facilities, or temporary interference with Tenant's business arising from the making of any repairs or maintenance.

     9.2  Tenant's Obligations.  Tenant shall maintain the interior of the
          --------------------
Premises and the improvements installed therein by Tenant in good condition and repair. If Tenant does not comply with its obligations under this Article, Landlord may, but need not, make such repairs and replacements or obtain maintenance and service contracts, and Tenant shall pay Landlord the cost upon demand. Tenant may test Tenant's generator only at times reasonably approved in advance, in writing, by Landlord.

     9.3  Janitorial Services.  Tenant shall be responsible for providing
          -------------------
janitorial services for the Premises consistent with that provided for comparable office space located in the Phoenix metropolitan area.

     9.4  Utilities.  All utility charges for the Premises shall be separately
          ---------
metered or submetered. Tenant shall pay directly to any public utility for any utility which it uses in the Premises that is separately metered by such utility and shall pay to Landlord, prior to delinquency, for any utilities supplied to the Premises that are measured by a submeter, which is part of a Master Meter for the Project, or portion thereof. The foregoing allocation shall not include amounts attributable to special rates or factors not applicable to Tenant. With any invoice for payment of Tenant's share of submetered utilities, Landlord shall include a copy of the bill from the utility for the time period for which Tenant is being invoiced.

ARTICLE 10.  TENANT'S WORK, ALTERATIONS AND PERSONAL PROPERTY

     Tenant shall not commence Tenant's Work or any alterations, additions or improvements to the Premises, including signs, without the prior written consent of Landlord, which shall not be unreasonably conditioned, withheld, or delayed. All such Tenant's Work, alterations, additions, or improvements shall be made or done in accordance with plans and specifications approved by Landlord. Landlord may, if in Landlord's reasonable judgment the circumstances require it, condition its consent upon provision of a payment bond, in amount and form reasonably satisfactory to Landlord, covering the work to be done by Tenant's contractor. Any part of Tenant's Work, alterations, additions or improvements to the Premises, including signs, but not including movable furniture, trade fixtures, equipment, and co-located equipment and specifically excluding the items described on Exhibit G hereto, shall, at Landlord's option, at the termination or expiration of this Lease or of Tenant's right to possession, become a part of the realty and belong to Landlord. Except as specifically set forth in Article 8 above, Tenant shall not install any antenna, satellite dish or other fixture or equipment on the roof or in the common facilities. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, they shall be made by Tenant at Tenant's sole cost and expense. Any contractor or person selected by Tenant to perform work within the Premises must first be approved in writing by Landlord. Tenant shall not permit any mechanic's or materialmen's lien to stand against the Premises for any labor or materials provided to the Premises by any contractor or other person hired or retained by Tenant. Tenant shall cause any such lien to be discharged (by bonding or otherwise) within ten days after demand by Landlord, and if it is not discharged within ten days, Landlord may pay or otherwise discharge the lien and immediately recover all amounts (including attorney's fees and costs) so expended from Tenant as additional rent. Tenant's Work and all alterations and improvements shall be constructed of new materials, in a good workmanlike manner, in accordance with applicable laws and codes, including without limitation the Americans with Disabilities Act. Upon the expiration or sooner termination of the Term of this Lease or of Tenant's right to possession, Tenant shall, upon demand by Landlord, at Tenant's sole cost and expense, forthwith remove any alterations, additions or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith at its sole cost and expense, repair any damage to the Premises caused by such removal and restore the Premises to a condition reasonably comparable to their condition at the commencement of the Lease (reasonable wear and tear excluded).

ARTICLE 11.  CERTAIN RIGHTS RESERVED BY LANDLORD

     Landlord shall have the right:

          (a) To change the Project's name or street address;

          (b) To enter the Premises either personally or by a designated representative upon 24 hours prior notice to Tenant for the purpose of examination or inspection (except in the event of an emergency when no notice shall be required) and in showing the Premises to prospective lenders or purchasers;

          (c) To enter the Premises either personally or by a designated representative upon 24 hours prior notice to Tenant during the last six months of the Initial Term or Renewal Period, as the case may be, (if Tenant has not elected to exercise its renewal rights), for purposes of showing the Premises to prospective tenants;

          (d) To grant to anyone the exclusive right to conduct any business or render any service in or to the Project, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted under Article 4;

          (e) To retain at all times and to use, subject to the foregoing limitations, keys to all doors within and into the Premises. No locks shall be changed without the prior written consent of Landlord except that Tenant may install an encoded key card security and lock system so long as Tenant provides Landlord with an entry key for use in accordance with Landlord's rights and obligations under this Lease. This provision shall not apply to Tenant's safes, or other areas maintained by Tenant for the safety and security of monies, securities, negotiable instruments or like items; and

          (f) To restrict or prohibit vending or dispensing machines of any kind in or about the Premises, except to the extent such machines are used solely for the personal use of Tenant, its employees, licensees and agents and are not visible from the common facilities.

ARTICLE 12.  DAMAGE TO PROPERTY; INJURY TO PERSONS; INSURANCE

     12.1  Tenant's Responsibility.  Tenant shall defend, indemnify and hold
           -----------------------
Landlord harmless from any and all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises, regardless of fault or negligence which is imputed to Landlord as the owner of the Project but which involves a condition of the Premises within the control of Tenant, its employees or contractors. Tenant shall further defend, indemnify and hold Landlord harmless from any and all claims arising from any breach or default in the performance of this Lease by Tenant, or arising from any act or negligence of Tenant, or of its agents or employees, and from all costs, attorneys' fees, expenses and liabilities incurred as a result of any such claim. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon, or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, unless caused by active negligence of Landlord, its agents or employees. Landlord shall not be liable for loss of or damage to any property by theft or otherwise, or for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of any building or from the pipes, appliances or plumbing works therein, or from the roof, street or subsurface, or from any other place resulting from dampness or any other cause whatsoever. Landlord shall not be liable for interference with the natural light. Tenant shall give immediate notice to Landlord of any fire, accident or defect discovered with the Premises or the Building. Tenant acknowledges that it can protect itself against any or all of the foregoing risks by procuring appropriate insurance.

     12.2  Tenant's Insurance.  Throughout the Term of this Lease Tenant shall
           ------------------
maintain ISO Special Form property insurance, including building and machinery comprehensive form, in an amount equal to one hundred percent of the replacement value of Tenant's trade fixtures, equipment, and other personal property located on the Premises together with such other insurance as may be reasonably required by Landlord's lender or by any government agency. All proceeds of Tenant's policy of property insurance shall be payable to Tenant, and all proceeds of policies of insurance procured by Landlord shall be payable to Landlord. Tenant hereby waives any right to recovery from Landlord and Landlord hereby waives any right of recovery from Tenant for any loss or damage (including consequential loss) resulting from any of the perils insured against in the special form property insurance policy with extended coverage endorsement. During the Term of this Lease, Tenant shall, at Tenant's expense, maintain commercial general liability insurance against claims for personal injury, death or property damage occurring in, upon or about the Premises in an amount not less than $5,000,000 per occurrence and $5,000,000 annual aggregate (with a separate general aggregate limit for the Premises), automobile liability insurance with a combined single limit or equivalent in an amount not less than $2,000,000, and workers' compensation insurance as provided by law. Tenant's policies of liability insurance shall name Landlord as an additional insured, shall provide coverage for blanket contractual liability, premises, products/completed operations, and personal and advertising injury coverage. Tenant's policies of insurance shall be primary and not contributory as to other insurance purchased by or available to Landlord. A certificate of the insurance required to be carried by Tenant under this Article 12 shall be delivered to Landlord prior to the Commencement Date and thereafter at least thirty days prior to the expiration of the then current policies. Upon the written request of Landlord, copies of such policies shall also be delivered to Landlord. Each policy shall contain an endorsement prohibiting cancellation or non-renewal without at least thirty days prior notice to Landlord.

ARTICLE 13.  FIRE AND CASUALTY

     Except as hereafter provided, if the Premises are wholly or partially destroyed or damaged by fire or other casualty, Landlord shall restore the Premises with reasonable diligence; provided, however, that Landlord shall have no obligation to restore improvements not originally provided by Landlord or to replace any of Tenant's fixtures, furnishings, equipment or personal property. Landlord need not commence repairs until insurance proceeds are available. Proceeds of insurance payable with respect to a fire or other casualty shall be received and held by Landlord. In the event the Premises are destroyed or damaged by any fire or casualty not covered by the insurance maintained by Landlord or to the extent of not less than twenty-five percent of the replacement cost thereof, or if the fire or casualty occurs within the last year of the Term of the Lease, then Landlord or Tenant shall have the option to terminate this Lease by giving notice to the other party within sixty days after the occurrence of such damage or destruction, in which case Landlord shall retain all insurance proceeds with respect to the Premises as its own property. If Landlord does not terminate this Lease as provided above, this Lease shall continue in full force and effect, but Base Rent shall be equitably abated as determined in Landlord's reasonable discretion until the restoration is substantially complete. The provisions of this Lease shall govern when this Lease shall be terminable as a result of a fire or casualty, and no other rule or statute on the subject shall apply. Notwithstanding anything in this Article 13, if, due to fire or other casualty, Tenant is unable to use the Premises for conduct of Tenant's business and the fire or casualty damage, in the parties' reasonable estimation, cannot be repaired and the Premises restored to Tenant within 60 days after the date of the casualty, Tenant may terminate this Lease by notice to Landlord within 30 days after the date of the casualty.

ARTICLE 14.  CONDEMNATION

     In the event any portion of the Premises shall be appropriated or taken under the power of eminent domain which Tenant determines in its reasonable judgment renders the Premises unusable by Tenant, either Landlord or Tenant shall have the right to terminate this Lease, as of the date Tenant is required to vacate a portion of the Premises, by giving notice in writing of such election within thirty days after receipt by Tenant from Landlord of written notice that Tenant's Premises have been or will be so appropriated or taken. If neither Landlord nor Tenant elects to so terminate this Lease, or in the event no portion of the Premises shall be appropriated under the power of eminent domain by any public or quasi-public authority, then Landlord shall restore the Premises to the extent practicable to their condition prior to the taking, and thereafter the Base Rent shall be reduced on an equitable basis, taking into account the relative value of the portion taken as compared to the portion remaining. All awards or compensation for any taking of any part of the Premises, whether payable to Landlord or Tenant, shall be the sole property of Landlord. Notwithstanding anything to the contrary contained herein, Tenant shall be entitled to receive any portion of an award of compensation relating to damage to or loss of trade fixtures or other personal property belonging to Tenant. Landlord shall be under no obligation to restore or replace Tenant's furnishings, trade fixtures, equipment and personal property. For the purposes of this Article 14, a voluntary sale or conveyance in lieu of condemnation shall be deemed an appropriation or a taking under the power of eminent domain.

ARTICLE 15.  ASSIGNMENT AND SUBLETTING; SALE BY LANDLORD

     15.1  Transfer by Tenant.  Tenant shall not, either voluntarily or by
           ------------------
operation of law, assign, hypothecate or transfer this Lease, or sublet the Premises or any part thereof, or permit the Premises or any part thereof to be occupied by anyone other than Tenant or Tenant's employees, without Landlord's prior written consent, which shall not be unreasonably withheld, provided the proposed assignee or sublessee is reasonably satisfactory to Landlord as to credit and character and will occupy the Premises for purposes not inconsistent with Tenant's purposes as stated in Article 4. Landlord shall be under no obligation to give or withhold consent until after all information reasonably required by Landlord with respect to the identity, background, experience and financial worth of the proposed assignee, transferee, or subtenant has been provided to Landlord. In the event Landlord fails to respond to Tenant's request to make an assignment or sublease of its interest hereunder within thirty days after receipt of all the reasonably requested information has been delivered to Landlord, it shall be deemed that Landlord has not consented to the assignment or sublease. No hypothecation, assignment, sublease or other transfer to which Landlord has consented shall be effective for any purpose until such time as fully executed documents of such transaction have been provided to Landlord, and, in the case of an assignment, the assignee has attorned directly to Landlord, and in the case of a sublease, the sublessee has acknowledged that the sublease is subject to all of the terms and conditions of this Lease. Any assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this Article 15 shall be voidable and shall, at the option of Landlord, terminate this Lease. The consent by Landlord to an assignment or subletting shall not be construed as relieving Tenant from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant from any liability or obligation hereunder, whether or not then accrued. Except as provided in this Article, this Lease shall be binding upon and inure to the benefit of the successors and assigns of the parties.

     15.2  Splitting Profits.  In the event Landlord has approved an assignment
           -----------------
or sublease of this leases as hereinabove provided, then Tenant shall pay to Landlord when and as received by Tenant one half of any consideration received by Tenant on account of any assignment or sublease to which Landlord's consent is required hereunder. Such payment to Landlord shall be equal to fifty percent of any consideration received by Tenant in excess of the Base Rent and other charges then payable by Tenant hereunder, after Tenant has recovered in full Tenant's reasonable costs, fees and expenses incurred in connection with such assignment or sublease, but limited to reasonable brokerage commissions, reasonable costs of architectural and engineering fees, and leasehold improvements required by the assignee or sublessee.

     15.3  Sale of Property.  In the event of a sale or conveyance by Landlord
           ----------------
of the Premises, Landlord shall be relieved of all future liability for the covenants or conditions, express or implied, in favor of Tenant, and Tenant shall look solely to Landlord's successor in interest. This Lease shall not be affected by any sale, and Tenant shall attorn to the successor-in-interest. If any Security Deposit has been made by Tenant, the successor-in-interest shall be obligated to return it in accordance with the terms hereof and Landlord shall be discharged from any further liability in reference thereto.

ARTICLE 16.  ESTOPPEL CERTIFICATE

     16.1  Certification.  Tenant shall at any time and from time to time upon
           -------------
not less than fifteen days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if they are claimed; and (iii) certifying such other matters relating to this Lease as Landlord may reasonably request. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

     16.2  Failure to Provide.  Tenant's failure to deliver a statement within
           ------------------
the fifteen day time period prescribed above shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rental has been paid in advance.

ARTICLE 17.  LANDLORD'S REMEDIES

     17.1  Events of Default.  The following shall constitute events of default:
           -----------------

           (a) Tenant's failure to pay rent or any other amount due under this Lease within five days after receipt of a notice of nonpayment.

           (b) Tenant's failure to execute, acknowledge and return an estoppel certificate which complies with the requirements of Article 16 or a subordination agreement which complies with the requirements of Article 19, within fifteen days after receipt of written request.

           (c) Tenant's failure to perform any other obligation under this Lease within fifteen days after notice of nonperformance; provided, however, that if the breach is of such a nature that it cannot be cured within fifteen days after receipt of written request, Tenant shall be deemed to have cured if cure is commenced promptly (which, in no event shall be later than fifteen days following notice of nonperformance) and diligently pursued to completion; and provided further, that in the event of a breach involving an imminent threat to health or safety, Landlord may in its notice of breach reduce the period for cure to such shorter period as may be reasonable under the circumstances.

     17.2  Remedies.  Upon the occurrence of an event of default, Landlord, at
           --------
any time thereafter without further notice or demand, may exercise any one or more of the following remedies concurrently or in succession:

          (a) Terminate Tenant's right to possession of the Premises by legal process or otherwise, with or without terminating this Lease, and retake exclusive possession of the Premises.

          (b) From time to time relet all or portions of the Premises, using reasonable efforts to mitigate Landlord's damages. In connection with any reletting, Landlord may relet for a period less than or extending beyond the Term of this Lease and may make alterations or improvements to the Premises without releasing Tenant of any liability. Upon a reletting of all or substantially all of the Premises, Landlord shall be entitled to recover all of its then prospective damages for the balance of the Term of the Lease measured by the difference between amounts payable under this Lease and the anticipated net proceeds of reletting. In no event shall Tenant be entitled to receive any amount representing the excess of avails of reletting over amounts payable hereunder.

          (c) From time to time recover accrued and unpaid rent and damages arising from Tenant's breach of the Lease, regardless of whether the Lease has been terminated, together with applicable late charges and interest at the rate of 18% per annum or the highest lawful rate, whichever is less.

          (d) Recover all reasonable attorneys' fees and other expenses incurred by Landlord in connection with enforcing this Lease, recovering possession and collecting amounts owed.

          (e) Perform the obligation on Tenant's behalf and recover from Tenant, upon demand, the entire amount expended by Landlord plus 15% for handling, supervision, and overhead.

          (f) Terminate this Lease for any breach and recover from Tenant all reasonable damages it may incur by reason of such breach, including the reasonable cost of recovering the Premises, and including the worth at the time of such termination of the excess, if any, of the amount of Base Rent and charges equivalent to rent reserved in this Lease for the remainder of the stated Term over the then reasonable rental value of the Premises for the remainder of the stated Term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

          (g) Pursue any other remedies available at law or in equity.

     17.3  Subleases.  Upon a termination of Tenant's right to possession,
           ---------
whether or not this Lease is terminated, subtenancies and other rights of persons claiming under or through Tenant: (i) shall be terminated or (ii) Tenant's interest shall be assigned to Landlord, except that this provision shall not affect or alter any rights of Tenant's asset based lender pursuant to an executed and recorded Landlord Waiver. Landlord may separately elect termination or assignment with respect to each such subtenancy or other matter.

ARTICLE 18.  NOTICES

     Notices required or permitted hereunder shall be given in writing, personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid, or by a nationally recognized overnight courier service (e.g., Federal Express, DHL) at the addresses set forth in Sections L and M of the Basic Lease Provisions or at any other address designated by Landlord or Tenant, in writing, and any such notice of communication shall be deemed to have been given as of the date of delivery, if hand- or courier-delivered (including Federal Express or other established overnight service which obtains a signed receipt upon delivery), or as of three days after the date of mailing if mailed certified, return receipt requested, postage prepaid.

ARTICLE 19.  SUBORDINATION/QUIET ENJOYMENT

     19.1 Subordination. Landlord expressly reserves the right at any time to
          -------------
place liens and encumbrances on and against the Premises and the Project, superior in lien and effect to this Lease and the estate created hereby, and Tenant shall execute upon request subordination agreements to that effect; provided however, that the subordination agreement shall provide that the holder of the encumbrance will recognize Tenant's rights, notwithstanding any foreclosure of the lien or encumbrance and also provided that any subordination will not affect the rights of Tenant's asset based lender pursuant to a previously executed and recorded Landlord Waiver. Landlord shall obtain a non-disturbance agreement in favor of Tenant from Landlord's lenders, in substantially the lender's standard form, within 30 days after execution of this Lease by Tenant.

     19.2 Quiet Enjoyment. Subject to the other provisions of this Lease and so
          ---------------
long as Tenant faithfully pays all rent and additional rent and other amounts owed under this Lease and performs and complies with the obligations and conditions to be performed and complied with by Tenant under this Lease, Tenant shall enjoy and have throughout the Term of the Lease the quiet and undisturbed possession of the Premises. Tenant acknowledges that Landlord may conduct a remodeling of portions of the Project during the Term of this Lease, including among other things the construction of upper level mall areas, the possible enclosing of some of the mall areas, the demolition of certain buildings, the construction of a new parking structure and other buildings, the realignment of interior roadways and access routes to the Project. Tenant agrees that provided Tenant continues to have parking available in the Project, access to the Project and Premises, and use of the Premises that such activities shall not be deemed a breach of the foregoing covenant.

     19.3 Waiver of Landlord's Lien. Landlord hereby expressly waives any lien
          -------------------------
under ARS (S)(S)33-361 and 362, and any other liens Landlord may have under law or otherwise, in any of Tenant's furniture, fixtures, equipment, or other personal property located in the Premises including all items described on Exhibit G. Within 20 days after written request, Landlord will confirm its waiver and use Landlord's best efforts to cause the owner of any superior leasehold to Landlord or any secured lender to confirm its waiver in writing in substantially Tenant's lender's standard form. Simultaneously with the execution of this Lease, Landlord shall execute, acknowledge for recording, and deliver to Tenant, a Landlord Waiver in substantially the form attached hereto as Exhibit J, which has been joined in recordable form by any ground or other lessor with respect to the Premises, together with a nondisturbance agreement in recordable form satisfactory to Tenant from any ground or other lessor. Simultaneously with execution of this Lease, Landlord shall deliver a recordable joinder to such Landlord Waiver and a recordable Non-Disturbance Agreement executed by any lender holding a secured interest superior to that of Tenant in the Premises.

ARTICLE 20. BROKERS

     Both Landlord and Tenant represent that they have dealt with no other broker than as set forth in Sections N and O of the Basic Lease Provisions in connection with the negotiation, execution and delivery of this Lease (the "Broker"). Landlord agrees to pay a reasonable commission to the Broker, subject to the terms of a separate agreement between Landlord and

Broker. If any person other than the Broker shall assert a claim to a finder's fee, brokerage commission or other compensation on account of alleged employment as finder or broker or performance of services as a finder or broker in connection with this transaction, the party against whom the finder or broker is claiming shall indemnify and hold the other party harmless from and against any such claim and all costs, expenses and liabilities incurred in connection with such claim or any action or proceeding brought thereon, including but not limited to attorneys' fees and court costs in defending such claim.

ARTICLE 21. RELOCATION {INTENTIONALLY OMITTED]

ARTICLE 22. SIGNAGE

     Landlord shall retain control over the exterior appearance of the Building and the Premises as viewed from the public. Tenant shall not install or permit to be installed any drapes, shutters, signs, lettering, decoration, advertising or any items on the outside of the Premises or in the interior of the Premises which are visible from the outside of the Premises and in any way adversely alter the exterior appearance of the Building or the Premises. Notwithstanding the foregoing, Tenant shall have the right at its sole cost and expense to install signage on the south face of Building 3, provided Tenant obtains the Landlord's prior written consent as to its size, color, design and location. All letters or numerals on such signage shall be in accordance with the criteria established by Landlord for the Project.

ARTICLE 23. GENERAL PROVISIONS

     23.1 Force Majeure. This Lease and the obligations of Tenant hereunder
          -------------
shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so if such inability or delay is caused by reason of any strike, lockout, civil commotion, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, Act of God or other cause beyond the control of the Landlord.

     23.2 Rules. Tenant and its officers, agents, employees, and customers shall
          -----
comply with the rules and regulations established by Landlord and attached hereto as Exhibit D and with such modifications and additions as Landlord may hereafter make for the Project; provided, however, that such rules and regulations shall not materially abrogate any right or privilege expressly granted to Tenant in this Lease. Any violation of the rules and regulations shall constitute a breach of this Lease.

     23.3 Captions. The article captions contained in this Lease are for
          --------
convenience only and shall not be considered in the construction or interpretation of any provision.

     23.4 Integration. This Lease contains all of the agreements of the parties
          -----------
hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

     23.5  No Offer. Submission of this instrument for examination shall not
           --------
bind Landlord in any manner, and no lease or obligations of Landlord shall arise until this instrument is signed and delivered by Landlord and Tenant.

     23.6  No Waiver. No waiver by Landlord of any provision of this Lease or
           ---------
any breach by Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant, whether or not similar to the act so consented to or approved. No act or thing done by Landlord or Landlord's agent during the Term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys to the Premises prior to the termination of this Lease, and the delivery of the keys to any employee shall not operate as a termination of the Lease or a surrender of the Premises.

     23.7  Deadlines. Time is of the essence of this Lease.
           ---------

     23.8  No Accord or Satisfaction. No payment by Tenant or receipt by
           -------------------------
Landlord of a lesser amount than the rent and other sums due hereunder shall be deemed to be other than on account of the earliest rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rental or other sum and the pursue any other remedy provided in this Lease.

     23.9  Non-Recourse Liability. If Landlord fails to perform any of its
           ----------------------
obligations under this Lease and, as a consequence of such nonperformance, Tenant recovers a money judgment against Landlord, such judgment shall be satisfied only out of Landlord's interest in the Project. Landlord, its affiliates, heirs, personal representatives, successors or assigns, shall have no liability whatsoever for any deficiency, and no other assets of Landlord, its affiliates, heirs, personal representatives, successors or assigns, shall be subject to levy, execution or other enforcement procedures as a result of such judgment.

     23.10 Governing Law; Choice of Forum. This Lease shall be deemed to be made
           ------------------------------
under, shall be construed in accordance with, and shall be governed by the internal, substantive laws of the State of Arizona (without reference to choice of law principles). Any action brought to interpret, enforce, or construe any provision of this Lease shall be commenced and maintained in the Superior Court of the State of Arizona in and for the County of Maricopa (or, as may be appropriate, in the Justice Courts of Maricopa County or in the United States District Court for the District of Arizona if, but only if, the superior court lacks or declines jurisdiction over such action). The parties irrevocably consent to jurisdiction and venue in such courts for such purposes and agree not to seek transfer or removal of any action commenced in accordance with the terms of this paragraph.

     23.11 Exhibit. All Exhibits and Riders referred to herein and attached
           -------
hereto are a part hereof.

     23.12 Successors and Assigns. This Lease shall be binding upon and inure to
           ----------------------
the benefit of the parties and their respective successors in interest and permitted assigns, provided, however, Tenant may not assign this Lease except as provided herein.

ARTICLE 24.  CO-LOCATION AND RIGHT TO SERVE OTHER TENANTS

     24.1  Co-location.  Tenant shall have the right to co-locate certain
           -----------
customer equipment in the Premises for the purpose of connecting such customer equipment to Tenant's facilities in the provision of Tenant's telecommunication services to customers. Tenant shall defend, indemnify, and hold Landlord harmless from, for, and against any and all claims of and from such customers relating to such co-location. So long as such co-location does not overburden the Premises, by, for example, stressing or straining any Building mechanical, structural, or electrical component, Tenant shall not be required to pay to or share with Landlord any profits or co-location fees or charges Tenant receives from the customers whose equipment is co-located. No tenancy or subtenancy shall be created by co-location of equipment allowed under this Article, nor shall co-location under this provision be considered an assignment or transfer under Article 15 of this Lease.

     24.2  Right to Serve Other Tenants.  Subject to the provisions of a License
           ----------------------------
Agreement in substantially the form attached hereto as Exhibit F, Tenant shall have the right to provide telecommunications services to other Tenants of the Building and the Project. Tenant shall be permitted reasonable access to the Premises, the Building, and the Project for the purpose of installing, operating, repairing, and maintaining the facilities and equipment (collectively, the "System") connecting Tenant's network to the Project's tenants. Tenant may offer its services through its network to tenants in the Project in the same manner as any third party vendor. Prior to any System installation, Tenant will consult with the Landlord to determine an appropriate entrance plan and Tenant will not proceed with installation until Landlord's written approval has been obtained. Tenant will perform any installation in accordance with Article 10 above and in such a manner as to not interrupt Building or Project operations. Tenant will restore the Building or the Project to its original condition, and bear all costs for rearrangements or restoration, as necessary.


LANDLORD:                                    TENANT:

PARK CENTRAL MALL, L.L.C.                    PAC-WEST TELECOMM, INC.,
an Arizona limited liability company         a California corporation

By: Pensus  Park Central, L.L.C.,
    an Arizona limited liability             By: ______________________________
    company, its Authorized Member           Name: ____________________________
                                             Title: ___________________________

By: ______________________________
Name: ____________________________
Title: ___________________________

                                   EXHIBIT A

                          FLOOR PLAN OF THE PREMISES

                                   EXHIBIT B

                           SITE PLAN OF THE PROJECT

                                   EXHIBIT C

                            LANDLORD'S IMPROVEMENTS

The following is a description of the construction and limitations of same, which shall be provided by Landlord. As to all building materials and equipment which Landlord may be obligated to supply under the "Description of Landlord's Work (Building Shell)", Landlord has employed qualified architects, engineers, and contractors and their work shall be supervised to provide Tenant with construction, by standard methods, of good and workmanlike quality. Perfection beyond this quality will be Tenant's responsibility and at Tenant's expense.

     A.   Structure
          ---------

          1. Construction shall not be less than Type IIN sprinkled (or sprinkler mains provided) in accordance with the building codes of the City of Phoenix (the "Code").

          2. Landlord shall perform any demolition work necessary and may in the course of remodeling structurally reinforce columns or other building components as may be required.

          3. Tenant's Premises shall have substantially the measurements provided in this Lease, said measurements to be from the outside of exterior walls and from the center of interior demising partitions.

          4. Storefront (including exterior doors) will be provided by Landlord.

          5. Exterior trim and other exterior work normally requiring painting shall be painted.

          6. Ceiling, marquees, and screens on the exterior work normally requiring painting shall be painted.

          7. Demising partitions constructed by Landlord shall, at Landlord's option, be concrete, block, brick, lath, plaster, or drywall, over wood or metal studs, or other suitable material permitted by Code.

          8.   Floor shall be unfinished concrete over 100% of the Premises.

          9. Landlord to provide stairwells and one freight elevator. Prior to and as part of the Premises build out, Landlord will dismantle and remove the stairwell in the Premises at Tenant's cost, without markup by Landlord. This removal shall be for a time period to allow Tenant to complete its construction and build out of the Premises. During this period, Tenant's access will be by the elevator. Upon completion of Tenant's Work in the Premises, Tenant will notify Landlord and Landlord may then reinstall the stairwell at Tenant's expense, without markup. Tenant shall reimburse Landlord for the cost of removal and reinstallation of the stairwell within 30 days after Tenant's receipt of an invoice from Landlord detailing the cost of the removal and reinstallation.

     B.   Interior Finishes
          -----------------

          Asbestos will be abated by Landlord at Landlord's sole cost in compliance with the recommendation from a reputable Environmental Contractor.

     C.   Walkways, Emergency Exits
          -------------------------

          1. Walkways adjacent to the Premises shall be tile, concrete or such other materials selected by Landlord.

          2. If an emergency exit/service door is required, such door will be provided at a location determined by Landlord and exit signs and emergency lighting provided.

          3. If a new exit from the Building to the outside is required due to Landlord's rental of space proximate to the Premises to third parties, Landlord shall supply and install such new exit at Landlord's expense.

     D.   Utilities
          ---------

          1. Water service (cold only) and sewer line will be provided to the Premises at a location determined by Landlord.

          2. Automatic sprinklers or an automatic sprinkler main shall be installed to serve the Premises and the area between suspended ceiling and the roof deck.

          3. Telephone service from a central distribution point and an empty conduit shall be provided to the Premises.

          4. Landlord will not provide electrical service to the Premises. Tenant, as part of Tenant's Work, will upgrade the existing electrical system serving the Premises to the following specifications: 2000 Amps at 480 Volts. The upgrade will be Tenant's Work, performed at Tenant's sole expense, except that if the upgrade work costs more than $10,000.00, as established by invoices and other evidence of cost reasonably satisfactory to Landlord, Landlord agrees that it will bear 50% of all amounts over $10,000.00 paid by Tenant for the upgrade work.

                                   EXHIBIT D

                             RULES AND REGULATIONS


1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside of the Premises or the surrounding area without the prior written consent of the Landlord being first obtained. If such consent is given by Landlord, Landlord may regulate the manner of display of the sign, placard, picture, advertisement, name or notice. Landlord shall have the right to remove any sign, placard, picture, advertisement, name or notice which has not been approved by Landlord or is being displayed in a non-approved manner without notice to and at the expense of the Tenant. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside of the Building.

2. The sidewalks, halls, passages, exits and entrances shall not be obstructed by the Tenant or used by it for any purpose other than for ingress and egress. The halls, passages, exits and entrances are not for the use of the general public other than persons who are making use of the services offered by Tenant, and the Landlord shall in all cases retain the right to the control thereof and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interest of the Building or its Tenant; provided, however, that nothing herein contained shall be construed to prevent access by persons with whom the Tenant normally deals in the ordinary course of Tenant's business. No Tenant and no employees or invitees of any Tenant shall go upon the roof of the Building without Landlord's prior consent.

3. Tenant shall not alter any lock or install any new additional locks or any bolts on any door of the Premises without the prior written consent of Landlord.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purposes other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from a violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

5. Tenant shall not mark on or drive nails, screw or drill into the partitions, woodwork or plaster (except as may be incidental to the hanging of wall decorations), and shall not in any way deface the Premises or any part thereof.

6. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property in the Building, however, occurring, or for any damage done to the effects of any Tenant, by or as a result of the acts of any employee or contractor of Landlord, or any other person.

7. Tenant shall not use, keep or permit to be used or kept any food or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Project by reason of noise, odors and/or vibrations, or interfere in any way with other Tenants or those having business in the Project. No animals or birds shall be brought in or kept in or about the Premises.
Tenant shall not make or permit to be made any disturbing noises or disturb or interfere with occupants of this or the Project, or with those having business with such occupants, by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

8. No cooking shall be done or permitted by any Tenant on the Premises, except by the Tenant with an Underwriters' Laboratory approved microwave oven or equipment for brewing coffee, tea, hot chocolate and similar beverages provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

9. The Premises shall not be used for lodging or sleeping or for illegal purposes.

10. Tenant shall not use or keep within the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air conditioning other than that supplied by Landlord.

11. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

12. Landlord shall retain copies of all keys to the Building. Tenant shall not change locks without the consent of Landlord.

13. Tenant shall not lay linoleum, carpet or other similar floor coverings so that the same shall be affixed to the floor or the Premises in any manner except as approved by the Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the floor covering shall have been laid.

14. The directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

15. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by any employee or contractor of Landlord, or any other person.

16. Tenant shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position to all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space in the Building to such a degree as to be objectionable to Landlord or to any tenants shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

17. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

18. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

19. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual.
Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction form Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

20. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

21. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Project. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                   EXHIBIT E

                          [INTENTIONALLY LEFT BLANK]

                                   EXHIBIT F

                               LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this "Agreement") is made and entered into between the Licensor and Licensee named below.

1.   Basic Terms.
     -----------

     A.   Date of this License Agreement: ______________________.

     B.   Licensor:  Park Central Mall L.L.C.

     C.   Licensee:  PAC-WEST TELECOMM, INC., a  California corporation

     D.   Project and Address of Project:  Park Central
                                           3121 N. 3rd Avenue
                                           Phoenix, Arizona

     E. Licensed Premises: The Licensed Premises shall be the Raceways (as hereinafter defined) and the Licensee's Premises, located at 3110 N. Central Avenue, Suite 151, Phoenix, Arizona 85012, which are currently being leased to Licensee pursuant to that Office Lease dated _____________ ___, 2000, by and between the parties hereto (the "Lease"). "Raceway" means vertical or horizontal space in the land and buildings in the Project used for routing Licensee's telecommunications cables and ancillary equipment, which originates at Licensee's Premises and which follows the land and buildings' Raceways to any applicable tenant space. The Raceways may consist of a vertical or horizontal EMT conduit, generally located above the ceiling space on applicable floors of the buildings, through which cable will be installed by Licensee to provide telecommunications services to the applicable tenants in the buildings. To the extent Licensee uses Raceways installed by Landlord, Licensee shall, prior to installing Licensee's cable or fiber in the Raceways, reimburse Landlord for Landlord's reasonable cost of installation of the Raceways. To the extent that Raceways are not already in place in the Building or in the Project, Licensee shall install the same after obtaining Landlord's prior written approval of location, materials, and plans for installation of Raceways in accordance with the terms of the Lease and of this Agreement. The purpose of the Raceways is to permit the connection of communication services to various customers of Licensee in the Project. Raceways do not include any connections which Licensor may eventually permit to any rooftop antenna system.

     F. Term: The Term of this License Agreement shall be coterminous with the Term of the Lease. The Commencement Date is the earlier of ____________, or the date that Licensee actually commences to use the Raceways.

     G. Notices shall be subject to and in accordance with Article 18 of the Lease, which by this reference is incorporated herein, and shall be given at the place provided for Landlord and Tenant respectively under Basic Provisions paragraphs L and M of the Lease.

     H. Normal Business Hours (for non-emergency access): 8:00 a.m. to 5:00 p.m. Mondays through Fridays and 8:00 a.m. to 1:00 p.m. on Saturdays, exclusive of normal business holidays.

2.   Grant of License.  Licensor grants to Licensee a non-exclusive license to
     ----------------
use the Raceways for the purpose of constructing, installing, operating, repairing, maintaining and removing Licensee's Telecommunications Equipment (as hereinafter defined) and providing the services to tenants in the Project, all at Licensee's sole risk and expense. For purposes hereof the term "Telecommunications Equipment" shall mean equipment, cable, junction boxes, hangers, pull boxes, grounding wiring, and related equipment installed by Licensee outside the Premises (excluding fiber optics and conduit installed by Licensee from the Premises to the property line of the Project). Licensor reserves the right to grant similar licenses to others. Licensee accepts the Licensed Premises "AS IS" without benefit of any improvements to be constructed by Licensor. Licensee has satisfied itself as to the condition of the Licensed Premises and their suitability for Licensee's intended use.

3.   Use by Licensee.
     ---------------

     a.   Prohibited Uses.  Licensee agrees not to use or permit the use of the
          ---------------
Raceways for any purpose which is illegal, dangerous to life, limb or property, or which, in Licensor's reasonable opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Project. In particular, no semiconductors or other electronic equipment containing polychlorinated biphenyls (PCBs) or other environmentally hazardous materials will either be used or stored in or around the Raceways or the Premises and no such materials will be used in any of the Licensee's Telecommunication Equipment installed by Licensee in the Raceways or Premises. Nothing in this Agreement or in the Lease shall be interpreted as allowing the owners of co-located equipment to install or use Raceways for co-located equipment or otherwise and such use is specifically prohibited hereunder.

     b.   Permitted Uses.  Licensee shall use the Premises and Raceways for the
          --------------
purpose of providing only tenants of the Project with telecommunications services which Licensee is licensed to provide, including the right to install, maintain, operate, replace, and remove Licensee's Telecommunication Equipment, including cabinets, racks, conduits, and/or cables. Licensor at its reasonable discretion may permit use of existing building entrance links and existing building wiring wheresoever Licensor has authority to allow use of such facilities. Licensee shall have the right, at its sole risk and expense, to construct a new entrance link, or links, upon written approval of Licensor, which approval shall not be unreasonably withheld or delayed.

     c.   Independent Contractor. Licensor and Licensee shall at all times act
          ----------------------
in their own capacities as independent contractors. Nothing in this Agreement shall be deemed to create a partnership or joint venture between Licensor and Licensee.

4.   License Fee.  Licensee agrees to pay to Licensor during the License Term,
     -----------
without demand, setoff, or deduction, an annual License Fee of $1000.00, in advance, on or before the first day of each year commencing with the Commencement Date. Such payment shall include any applicable sales, use, or other taxes or assessments.

5.   Installation, Maintenance and Repair.  All installations, improvements and
     ------------------------------------
operations by Licensee shall comply with Applicable Laws as defined in paragraph 7 at all times and Licensor's reasonable requirements as established from time to time. No improvements shall be made by Licensee without Licensor's prior written consent, but no such approval shall be deemed to constitute a warranty by Licensor as to compliance of the improvements with Applicable Laws. All installations and improvements shall be at Licensee's cost, by contractors and subcontractors approved in advance by Licensor, which approval shall not be unreasonably withheld. All of Licensee's Telecommunication Equipment placed by Licensee within the Licensed Premises shall be at Licensee's sole risk and expense. All plans, diagrams, and specifications for initial and subsequent improvements and installations of cable detailing the location and size of Licensee's Telecommunications Equipment will be submitted to Licensor for prior written approval, which approval will not be unreasonably withheld or unduly delayed. All of Licensee's Telecommunication Equipment will be installed in a good and workmanlike manner using generally accepted construction standards by properly licensed personnel. Licensee shall install Licensee's Telecommunication Equipment in a safe and proper manner so as to pose no hazard to safety of life or property with respect to persons and property in or about the Project. No electrical grounding shall be permitted to other equipment in the Raceways without Licensor's specific written approval of the method and location of such grounding. Prior to commencing any work on the Raceways, Licensee shall obtain all necessary licenses, permits and consents and provide copies of same to Licensor. Licensor shall have the right to monitor all such work, at its own expense. All activities of Licensee initially associated with the installation of Licensee's Telecommunication Equipment shall be performed in such a way as to reasonably minimize interference with the operation of the Project. No monitoring or inspection of Licensee's work by Licensor shall be deemed supervision of Licensee's employees, nor shall it be deemed to be a representation or warranty of any particular level of telecommunications expertise attained by Licensor or Licensor's representatives. Licensee shall monitor and supervise its own employees and shall assume responsibility for the expertise and quality of its work, and shall not rely upon Licensor for same. Licensee shall have in its employ a sufficient number of capable employees to enable it to properly, adequately and safely perform hereunder. Licensee shall not disrupt, adversely affect or interfere with other providers of services in the Project or buildings or with any tenant's use and enjoyment of the Licensed Premises or the common areas of the Project. Licensee shall take immediate action to correct such interference after receiving notice thereof.

6.   Costs/Taxes.  Licensee shall be responsible for any and all cost, damage or
     -----------
expense arising from the installation, maintenance, operation or repair to the Raceways or Licensee's Telecommunication Equipment, and any and all cost, damage or expense to the Project or the property of Licensor or other licensees or tenants of the Project arising from such installation, maintenance, operation or repairs. Licensee shall be responsible for the declaration and payment of any applicable taxes or assessments against the Telecommunications Equipment owned by Licensee located in the Project.

7.   Compliance with Laws, Regulations and Project Rules.  The laws of the state
     ---------------------------------------------------
of Arizona without regard to conflict of law principles shall govern this Agreement. Licensee and Licensor agree to comply with all applicable laws, ordinances, codes, rules and regulations of any governmental entity or agency having jurisdiction with respect to the Project, including but not limited to, Phoenix city codes, Arizona and federal statutes and regulations ("Applicable Laws"). Licensee, its employees, contractors and agents will comply with the rules and regulations of the Project. Such rules are attached to the Lease, which by this reference are incorporated herein.

8.   Protection of Equipment/Security.  Licensee acknowledges that interruptions
     --------------------------------
in utility services are not uncommon in facilities such as the Project and Licensee acknowledges that any sensitive electronic equipment which may be used in the Raceways or Premises will be protected by Licensee from utility service interruptions through the use of backup power supplies, surge protectors and other appropriate safety systems. Licensee acknowledges that it has taken all precautionary steps it deems necessary to protect such equipment, including the acquisition of insurance if applicable. Licensee agrees to indemnify and hold Licensor harmless from any damages or losses (including indirect or consequential damages and attorneys' fees) caused to any of Licensee's telecommunications equipment by service interruptions. This indemnity is in addition to and not in substitution of any other indemnity in this license. Licensor shall have no liability for theft or burglary, or for damage done by unauthorized persons in the Raceways space unless caused by the gross negligence or willful misconduct of Licensor, its agents, employees, or agents. Licensor shall not be required to insure against any such losses. Licensee shall cooperate fully in Licensor's efforts to maintain security in the Project. Licensee agrees to surrender all keys, master entry cards or other means of access in its possession upon the expiration or earlier termination of this License. Licensee shall pay Licensor for the cost of additional key(s) or card(s) or for each replacement key(s) or card(s) for any key(s) or card(s).

9.   Warranty Against Damage and Interference. Licensee warrants that Licensee's
     ----------------------------------------
Telecommunications Equipment, and the installation, maintenance, operation and repair thereof will not damage the Project or the buildings therein or interfere with the use of such buildings or the operation of communications devices by Licensee or by other lessees or licensees of Licensor. If such damage or interference does occur, Licensee shall take immediate action to correct same as soon as Licensee becomes aware of such damage or interference, and in any event within 24 hours after receipt of written notice from Licensor. Licensor reserves the right to disconnect power to any such Licensee's Telecommunications Equipment which Licensee fails to correct after proper notification and cure period. Licensee agrees to be responsible for any damage caused to the Project, building spaces, and/or any other property owned by Licensor or any tenant or licensee of Licensor which may be caused by Licensee or any of its agents or representatives.

10.  Relocation of Licensee's Telecommunication Equipment.  Licensor reserves
     ----------------------------------------------------
the right to require Licensee to relocate Licensee's Telecommunication Equipment (other than the switch located within the Premises) to other areas within the Project during the Term of this Agreement at Licensor's sole, reasonable discretion. Licensor shall reimburse Licensee for its reasonable expenses incurred in connection with any such relocation. If Licensor requests such relocation, Licensor agrees to allow Licensee reasonable time to complete the relocation, but not to exceed 30 days.

11.  Access by Licensee.  For the Term of this Agreement, Licensor shall provide
     ------------------
Licensee access to the buildings within the Project during Normal Business Hours. Upon prior notice, Licensee may have access after hours, but in that event, Licensee shall compensate Licensor for reasonable trip charges and overtime charges resulting from employees or agents of Licensor making trips to the Project to provide after hours access. Only authorized employees, contractors, subcontractors, and agents of Licensee, other authorized regulatory inspectors, or persons under their direct supervision and control will be permitted to enter the Raceways. Licensor may, at any time, require that requests for access to the buildings in the Project be in writing on forms provided by Licensor.

12.  Connections to Public Streets and Utilities.  Licensee acknowledges that
     -------------------------------------------
Licensor has no obligation to assure or guarantee Licensee the necessary connections to public streets or utilities that may be necessary for the operation of Licensee's Telecommunications Equipment in the Project. It is solely the responsibility of Licensee to negotiate agreements with public utilities or third parties for these connections. In the parking areas of the Project, Licensor shall use commercially reasonable efforts to provide Licensee access necessary for the operation of Licensee's Telecommunications Equipment, provided the location thereof shall be subject to the prior written consent of Landlord, which shall not be unreasonably withheld or delayed, and provided, further that Licensee shall be required to return the area in which its connections are located to the same condition existing prior to their installation.

13.  Use of Electrical Services by Licensee.  Licensee shall pay for all costs
     --------------------------------------
of meters, submeters, wiring, risers, transformers, electrical panels, lighting, air conditioning and other, if any, items required by Licensor which, in Licensor's reasonable judgment are necessary to accommodate Licensee's design loads and capacities, including, without limitation, the installation and maintenance thereof. Notwithstanding the foregoing, Licensor may withhold consent for Licensee's installation of any wiring, risers, transformers, electrical panels, lighting, or air conditioning if, in Licensor's reasonable judgment, the same are not necessary or would cause damage or injury to the buildings or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs to the buildings, or would interfere with or create or constitute a disturbance to other tenants, licensees or occupants of the Project. Licensor shall use reasonable efforts to notify Licensee in advance of any planned utility outages which may interfere with Licensee's use, but in no event will Licensor be liable to Licensee for any damages, direct or indirect, resulting from any loss of power.

14.  Licensee's Insurance.  No construction, alteration or removal operations
     --------------------
shall be initiated by Licensee unless Licensee has first obtained builders' risk insurance in reasonable limits reasonably acceptable to Licensor. In addition to the builders' risk insurance required above, at all times Licensee shall maintain in force at its expense, the required insurance as set forth in the Lease. If a waiver of subrogation clause is not contained in the form language of the insurance policies, Licensee shall require that a waiver of subrogation clause be added to its insurance policies.

15.  Hold Harmless.  Licensee shall indemnify Licensor and its respective
     -------------
subsidiaries and affiliates, directors, officers, agents, servants, employees (the "Indemnified Parties") for and shall hold the Indemnified Parties harmless from all fines, claims, demands, causes of action, liabilities, penalties, judgments, orders, costs and expenses and suits (including costs and expenses of defending against same and attorney, investigative and expert witness fee) resulting from or asserted against the Indemnified Parties by reason of any breach or non-performance of this Agreement by Licensee or Licensee's agents, employees, or invitees, or any act or failure to act by Licensee hereunder.
This indemnity shall also cover injuries (and loss of life) or damages to any of the Indemnified Parties, and damages to the Project; Licensor and Licensee shall not be liable to the other or the other's agents or employees for any damage to personal property resulting from any act, omission, or negligence of any other tenant, Licensee or occupant of the Project. The provisions of this paragraph shall survive the termination of this Agreement.

16.  Casualty Damage.  If the Licensed Premises or any part thereof is damaged
     ---------------
by fire or other casualty, Licensee shall give prompt written notice thereof to Licensor. In case any of the buildings shall be damaged such that substantial alteration or reconstruction of the shell, in Licensor's sole opinion, is required (whether or not the Raceways or Licensee's Premises have been damaged by such casualty) or in the event any mortgagee of Licensor's should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Project, Licensor may, at its option, terminate this Agreement by notifying Licensee in writing of such termination within 60 days after the date of such casualty. If Licensor does not thus elect to terminate this Agreement Licensor shall commence and proceed with reasonable diligence to restore the applicable building shell, except that Licensor's obligation to restore shall not require Licensor to spend for such work an amount in excess of the insurance proceeds actually received by Licensor as a result of the casualty. Licensor shall not be liable for any inconvenience or annoyance to Licensee or injury to the business of Licensee resulting in any way from such damage or the repair thereof. The provisions of this License shall govern when this License shall be terminable as a result of fire or casualty and no other rule or statute on the subject shall apply.

17.  Assignment, Subletting and Transfers.
     ------------------------------------

     a.   By Licensee.  Licensee shall not transfer (including transfers
          -----------
occurring by operation of law), convey, mortgage, pledge, hypothecate, or encumber this Agreement or grant any license, concession, or other right to use any portion of the Raceways or the Licensed Premises without the prior written consent of Licensor, which shall not be unreasonably withheld, but shall be conditioned upon a simultaneous assignment of the Lease to the same party hereunder, and any such transfer or assignment shall not release Licensee from its obligations under this Agreement. Any prohibited transfer is void and of no effect.

     b.   By Licensor.  Licensor may transfer and assign its rights and
          -----------
obligations under this Agreement. Such transfer shall release Licensor from any further obligations under this Agreement. If Licensor's interest in the Project is conveyed or transferred, such conveyance or transfer shall be deemed the assumption of the obligations of this License by the grantee or transferee, at the sole option of the grantee or transferee.

18.  Removal of Licensee's Telecommunication Equipment and Restoration.  Except
     -----------------------------------------------------------------
with respect to the switch located in Licensor's Premises, the removal of which shall be governed by Article 10 of the Lease, upon expiration or earlier termination, Licensee shall at Licensor's election and at Licensee's sole expense remove all of Licensee's Telecommunication Equipment from the Project and restore the Licensed Premises and the Project to the condition in which it existed prior to the installation of Licensee's Telecommunication Equipment except for reasonable wear and tear, and damage caused by casualty. If Licensor so elects, Licensee's Telecommunications Equipment shall be removed within 30 days of expiration or termination. If Licensee does not timely remove all of Licensee's Telecommunications Equipment, Licensor may remove any or all of Licensee's Equipment and Licensee agrees to pay to Licensor, on demand, the reasonable cost thereof, plus a 15% administrative fee thereon. If any of Licensee's Telecommunications Equipment remains at the Project for more than 30 days after the expiration or earlier termination of the License, such Equipment shall be deemed to be abandoned by Licensee and shall become the sole property of Licensor, and Licensor shall not be required to pay Licensee any compensation therefor. Notwithstanding anything to the contrary in this Section 18, nothing herein shall in any way impair Tenant's right to remove any item as described in
Article 10 or Exhibit G of the Lease, or the rights of Tenant's lender under the Landlord Waiver described in Section 19.3 of the Lease, or any subsequent waiver executed by Licensor.

19.  Default.
     -------

     a.   Definition of Default.  The occurrence of any of the following shall
          ---------------------
constitute a default by Licensee: (1) failure to pay License Fees or any other sum due by Licensee under this Agreement within 5 days after notice, (2) failure to vacate on or before the last day of the Term of this Agreement; (3) if Licensee is in default under the Lease beyond any applicable cure period acquisition; or (4) failure to comply with any other provision of this Agreement if such failure to comply is not cured as soon as reasonably possible but in no event beyond 30 days after delivery of written notice by Licensor to Licensee. However, Licensee shall not be in default under subclause (4) above if Licensee promptly commences to cure such noncompliance and diligently proceeds in good faith to cure same after receiving written notice of such default.

     b.   Remedies. If Licensee is in default as defined in subparagraph (a)
          --------
above beyond any applicable cure period, Licensor may (with or without demand for performance) and with or without terminating this Agreement, terminate Licensee's right of possession by giving five day's written notice to vacate or by giving written notice terminating this Agreement. In addition, Licensor shall have the right to any other remedy, whether in law or equity, Licensor may recover actual damages incurred.

     c.   Attorneys' Fees, Interest, and Other Expenses. In any lawsuit
          ---------------------------------------------
enforcing rights hereunder, the prevailing party shall be entitled to recover reasonable attorneys', investigative, and expert witness fees and costs from the non-prevailing party, plus all out-of-pocket expenses. All delinquent sums due by Licensor or Licensee shall bear interest at the rate of 18% per annum from date of default until paid

20.  General Provisions.  Articles 1.3, 8.6, 8.7, 8.8, 18, 24.1, 24.3, 24.4,
     ------------------
24.6, 24.7, 24.8, 24.9 and 24.12 of the Lease are incorporated herein by reference, provided the use in the Lease of the term Landlord shall apply to Licensor, Tenant shall apply to Licensee, and Lease shall apply to this Agreement.

LICENSOR:                                    LICENSEE:

PARK CENTRAL MALL, L.L.C.,                   PAC-WEST TELECOMM, INC.,
an Arizona limited liability company         a  California corporation

  By: Pensus Park Central, L.L.C.,
  an Arizona limited liability company,      By:________________________________
  its Authorized Member                      Its:_______________________________


  By:__________________________________
  Its:_________________________________

                                   EXHIBIT G

     All of Tenant's now owned or leased and hereafter owned or leased telecommunications equipment, telecommunications switches, antennas, computer hardware, cable, fibreoptic cable and other fibreoptic transmission facilities, transmission equipment, machinery, equipment, specially installed fibre suppression or air conditioning system components, furniture, fixtures and other tangible personal property including dyes, tools, jigs, and office equipment together, to the extent not heretofore generally described and without limiting the generality of the foregoing, with all:

     1. Telecommunications transmission and switching equipment and associated computers, modems, and wiring installed by Tenant or Tenant's collocate customers.

     2.   Uninterruptable power supply system installed by Tenant.

     3. Electrical System components installed by Tenant, excluding wiring, service entrance section, and main switch gear.

     4.   Generator Installed by Tenant.

     5.   Halon and or FM250 Fire Suppression Equipment installed by Tenant.

     6.   Satellite dishes, disks, and antennae installed by Tenant

     7. Furniture and cabinets installed by Tenant or Tenant's collocate customers.

                                   EXHIBIT H


                                    PARKING

                                   EXHIBIT I


                    HVAC, GENERATOR, AND ANTENNA LOCATIONS

                                   EXHIBIT J

RECORDING REQUESTED BY:

AND WHEN RECORDED, RETURN TO:

MORRISON & FOERSTER LLP
425 California Street
San Francisco, California 94105
Attention: Jill Feldman, Esq.

________________________________________________________________________________
                       (Space Above for Recorder's Use)

                                LANDLORD WAIVER

     This LANDLORD WAIVER (the "Waiver") is entered into as of the _____ day of January, 2000 by and among PARK CENTRAL MALL, L.L.C., an Arizona limited liability Company (the "Landlord"), PAC-WEST TELECOMM, INC., a California corporation (the "Tenant"), and UNION BANK OF CALIFORNIA, N.A., a national banking association, in its capacity as administrative lender (the "Agent") for itself and other financial institutions (collectively, the "Lenders").

                                   RECITALS

     A. The Landlord and the Tenant have entered into that certain lease dated as of _________________, 2000, (as such lease may have been amended to date, the "Lease") covering the premises as defined and described in the Lease (the "Premises"). The Premises are located on the real property described in Exhibit "A" attached hereto and incorporated herein by this reference.

     B. As partial security for Tenant's repayment and performance of its obligations under certain credit facilities extended and to be extended in the future to the Tenant by the Lenders, the Tenant has granted or will grant a security interest in certain goods, inventory, and other personal property owned by the Tenant, some of which may be located in the Premises, to the Agent.

     C. In connection with the Tenant's granting of such security interest, the Agent requires certain assurances from the Landlord.


                                   AGREEMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1. The Landlord agrees to send the Agent at an address designated by the Agent a copy of any notice of default (or termination) (the "Default Notice") of the Lease at the same time that such notice is sent to Tenant and allow the Agent the period of time equal to the grace period already permitted under the Lease in order to cure any such default. Until further written notice from the Agent, the address of the Agent for all notices is as follows:

                    Union Bank of California, N.A.
                    1800 Harrison Street, Suite 1400
                    Post Office Box 1020
                    Oakland, California 94604-1020

                    Attention: Gail Fletcher
                               Vice President - Community Banking Group

     2. The Landlord consents to the granting of a security interest in all of the Personal Property of Tenant to be located on the Premises (the "Personal Property"), including any part of the Personal Property that is now or is hereafter installed or affixed to the Premises, or that is deemed to be "fixtures" within the meaning of the then applicable Uniform Commercial Code. As used herein, "Personal Property" means all of Tenants now owned or leased and hereafter owned or leased telecommunications equipment, telecommunications switches, antennas, computer hardware, cable, fibre optic cable and other fibre optic transmission facilities, transmission equipment, machinery, equipment, specially installed fire suppression or air conditioning system components, furniture, furnishings, fixtures, and other tangible personal property, including dies, tools, jigs and office equipment. "Personal Property" does not include Landlord's pre-existing fire suppression or air conditioning equipment located in the Premises. The Landlord agrees that all of the Personal Property, whether or not affixed to or located or installed on the Premises in a manner which would classify it as a "fixture," constitutes and shall remain Personal Property and shall not be deemed a part of the real estate.

     3. The Landlord agrees that any and all liens, claims, demands, rights or interests that the Landlord may now or hereafter have in or to the Personal Property shall be and are hereby made subordinate and inferior to any now existing or hereafter arising lien or security interest in favor of the Agent.

     4. If the Tenant defaults on its obligations to the Agent or the Lenders and, as a result, the Agent undertakes to enforce its security interest in the Personal Property or if the Landlord delivers a Default Notice, as provided in
Section 1 above; provided that Agent has notified Landlord in writing of Tenant's default and Agent's undertaking to enforce its security interest, Landlord agrees as follows:

               (a) the Landlord will reasonably cooperate with the Agent in its efforts to assemble all of the Personal Property located on the Premises, provided, however, that the Landlord shall not be obligated to incur any expense or other obligation in connection with such cooperation;

               (b) the Landlord will permit the Agent to remain on the Premises for up to sixty (60) days after the Agent declares the default, provided that the Agent, for the period of time the Agent uses the Premises, (i) pays or causes to be paid the rental payments and all rental adjustments (excluding default triggered rental adjustments) with respect to such period or, in the case where the Lease has terminated, the rental payments and all rental adjustments (excluding default triggered rental adjustments) that would have become due under the Lease for such period if the Lease had not been terminated, for the period of time the Agent uses the Premises; (ii) provides and retains the liability and property insurance coverage and pays all other amounts Tenant is required to pay under the Lease, or which would have been required if the Lease had not been terminated under the Lease; and (iii) delivers a written agreement to do so;

               (c) the Agent or its representatives may enter upon the Premises at reasonable times, and after written notice to the Landlord, for the purpose of removing, or repossessing, the Personal Property, provided that the Agent promptly repairs any and all physical damage to the Premises and/or the building in which the Premises are situated caused by such removal;

               (d) the Agent may enter the Premises for such purposes without assuming the Lease and all obligations and all obligations contained therein.

Upon any such removal, any liens, claims, demands, rights or interests of the Landlord in the Personal Property shall be discharged and released. Notwithstanding anything herein to the contrary, in no event shall the Agent's right to enter or occupy the Premises pursuant to this Waiver extend beyond sixty (60) days from the date of termination or expiration of the term of the Lease, and at any time thereafter the Landlord shall have the right to have any personal property of the Tenant that may be located upon the Premises removed from the Premises in accordance with the terms of the Lease and applicable law.

     5. This Waiver may be amended or modified only by an instrument in writing signed by each of the parties hereto.

     6. This Waiver may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

     7. This Waiver shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, administrators, successors and assigns or encumbrancers.

     8. The rights and obligations of the parties to this Waiver shall be governed by the laws of the State of Arizona. Any legal actions with respect to this Waiver shall be brought in either the state superior court in Maricopa County, City of Phoenix, State of Arizona, or the federal district court which serves the City of Phoenix.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Waiver as of the date first above written.

                              LANDLORD: PARK CENTRAL MALL, L.L.C.,
                                        an Arizona limited liability company

                                        By:  PENSUS PARK CENTRAL,
                                             L.L.C., an Arizona limited
                                             liability company,
                                             Its Authorized Member


                                             By:________________________________
                                             Printed Name:______________________
                                             Title:_____________________________

                              TENANT:   PAC-WEST TELECOMM, INC.,
                                        a California corporation

                                        By:_____________________________________
                                        Printed Name:___________________________
                                        Title:__________________________________

                              AGENT:    UNION BANK OF CALIFORNIA,
                                        N.A., a national banking association,
                                        as Agent for the Lenders

                                        By:_____________________________________
                                        Printed Name:___________________________
                                        Title:__________________________________

STATE OF _____________)
                      )
COUNTY OF ____________)

     On _______________, before me, ___________________________, personally appeared ___________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


Signature:___________________________                                     (Seal)

STATE OF _____________)
                      )
COUNTY OF ____________)

     On _______________, before me, ___________________________, personally appeared ___________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


Signature:___________________________                                     (Seal)


STATE OF _____________)
                      )
COUNTY OF ____________)

     On _______________, before me, ___________________________, personally appeared ___________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


Signature:___________________________                                     (Seal)


This Instrument was prepared by:

     Robert C. Morrison, Esq.
     Neumiller & Beardslee
     509 West Weber Avenue, 5th Floor (95203)
     Post Office Box 20
     Stockton, California 95201-3020


                                    JOINDER

     This Joinder is made as of _______________________, 2000, by ___________, a

________________ ("Beneficiary") and is attached to and made a part of that certain Landlord Waiver by and among ___________________________, a _________________ ("Landlord"), _______________________, a
______________________ ("Tenant") and UNION BANK OF CALIFORNIA, N.A., a national banking association, as Agent for the Lenders.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Beneficiary hereby joins in the Landlord Waiver and agrees to be bound by its terms and conditions if it should succeed to the interests of the Landlord under the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date set forth above.

                                                  BENEFICIARY:

                                                  ____________________________,
                                                  a _____________________


                                                  By:___________________________

                                                  Printed Name:_________________

                                                  Title:________________________


STATE OF _____________)
                      )
COUNTY OF ____________)

     On _______________, before me, ___________________________, personally appeared ___________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


Signature:____________________________                                    (Seal)


                                  EXHIBIT "A"

                           REAL PROPERTY DESCRIPTION

                                    RIDER 1


     RIDER 1 to Office Lease dated _______________, 199__, (the "Lease") by and between PARK CENTRAL MALL, L.L.C., an Arizona limited liability company ("Landlord"), and PAC-WEST TELECOMM, INC., a California corporation ("Tenant").

     1.   Option to Extend.  Provided that Tenant is not in default of the Lease
          ----------------
beyond any applicable cure periods, and that no event shall have occurred or state of facts exists which if continued uncured will, with the lapse of time or the delivery of notice, or both, constitute an event of default, then Tenant shall have, and is hereby granted, the option to extend the Initial Term for two additional periods of five years (the "Renewal Term"). Except as set forth in
Section 2 of this Rider, Tenant's occupancy of the Premises during the Renewal Term shall be governed by all of the terms, conditions, covenants and provisions of the Lease to which this Rider is attached except that Tenant shall have no further option to extend the Term after the expiration of the second Renewal Term. If Tenant desires to exercise its option to extend the Initial Term or the first Renewal Term, it must give Landlord notice in writing ("Option Notice") of its intent to do so at least one hundred eighty days, but no more than three hundred sixty-five days, prior to the expiration of the Initial Term or the first Renewal Term.

ANNUAL BASE RENT BASED ON FAIR MARKET RATE

     2.   Annual Base Rent During the Renewal Term.
          ----------------------------------------

          (a) Landlord and Tenant shall have thirty days after Landlord receives the Option Notice within which to agree on the Annual Base Rent for the Renewal Term based upon the "then fair market rental value of the Premises" as defined below. If the parties agree on the Base Rent for the Renewal Term within thirty days, they shall amend this Lease by stating the Base Rent for the Renewal Term and each subsequent year.

          (b) If Landlord and Tenant are unable to agree on the Base Rent for the first year of the Renewal Term within the thirty day period, then the Base Rent shall be the "then fair market value of the Premises" as determined in accordance with this Rider.

          (c) The "then fair market rental value of the Premises" means what a landlord under no compulsion to lease the Premises and a tenant under no compulsion to lease the Premises, would determine as rent for the first year of the Renewal Term, as of the commencement of the Renewal Term, taking into consideration among other relevant matters, the use permitted under the Lease, the quality, size, shape, design, and location of the Premises and the rental rates for similar office buildings in the Phoenix metropolitan office market area. Notwithstanding the foregoing, the then fair market rental value of the Premises for the Renewal Term will not be less than the Base Rent payable during the last year of the Initial Term.

          (d) Within seven days after the expiration of the thirty day period set forth above, Landlord and Tenant shall each appoint a real estate appraiser with at least five full years full-time commercial appraisal experience in the area in which the Premises are located to appraise the then fair market rental value of the Premises. If either the Landlord or the Tenant does not appoint an appraiser within ten days after the other has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the then fair market rental value of the Premises. If two appraisers are appointed pursuant to this paragraph, they shall meet promptly and attempt to set the then fair market rental value of the Premises. If they are unable to agree within the thirty days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this paragraph within ten days after the last day the two appraisers are given to set the then fair market rental value of the Premises. If they are unable to agree on the third appraiser, either the Landlord or Tenant may petition the presiding civil court judge of the Maricopa County Superior Court for the selection of a third appraiser who meets the qualifications stated in this paragraph. Landlord and Tenant shall split equally the cost of appointing the appraisers and of paying the appraiser's fees. Within thirty days after the selection of the third appraiser, a majority of the appraisers shall set the then fair market rental value of the Premises. If a majority of the appraisers are unable to set the then fair market rental value of the Premises within thirty days after selection of the third appraiser, the three appraisals shall be averaged and the average shall be the then fair market rental value of the Premises.

     3.   Definitions.  Capitalized terms used in this Rider without definition
          -----------
shall have the definition assigned to such terms in the Lease to which this Rider is attached, unless the context requires otherwise.

     4.   Full Force and Effect.  Except as specifically modified by this Rider,
          ---------------------
the Lease to which this Rider is attached remains in full force and effect.


____________________________________         ___________________________________
Landlord's Initials                          Tenant's Initials